As filed with the Securities and Exchange Commission on March 22, 2013

1933 Act File No. 333-185340

1940 Act File No. 811-22777

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO. 3	☒
POST-EFFECTIVE AMENDMENT NO.	☐
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 3	☒
(Check appropriate box or boxes)

Eaton Vance Municipal Income Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS

Two International Place, Boston, Massachusetts 02110

Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq.	Michael K. Hoffman, Esq.
Trayne S. Wheeler, Esq.	Skadden, Arps, Slate, Meagher & Flom LLP
K&L Gates LLP	Four Times Square
State Street Financial Center	New York, New York 10036
One Lincoln Street
Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)(3)
Common Shares of Beneficial Interest, $0.01 par value	13,750,000	$20.00	$275,000,000	$37,510

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3)	A registration fee of $136.40 was previously paid in connection with the initial filing filed on Dec. 7, 2012.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	March 22, 2013

                Shares

Eaton Vance Municipal Income Term Trust

Common Shares

Investment objective and policies.    Eaton Vance Municipal Income Term Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company. The Trust’s investment objective is to provide current income exempt from regular federal income tax. The Trust will seek to achieve its investment objective by investing primarily in municipal obligations (as defined below), a portion of which will be investment grade and a portion of which may be below investment grade at the time of investment. An investment in the Trust may not be appropriate for all investors, particularly those that are not subject to federal income tax. There is no assurance that the Trust will achieve its investment objective.

The Trust has a term of fifteen years and currently intends to cease its investment operations on or about June 30, 2028 and thereafter liquidate and distribute its net assets to holders of the Trust’s common shares (the “Common Shares”).

The Adviser.    The Trust’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of December 31, 2012, Eaton Vance and its affiliates managed approximately $238.4 billion of assets, including 54 open-end and closed-end municipal bond funds with combined assets of about $16.5 billion.

Portfolio contents.    During normal market conditions, the Trust will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (“municipal obligations”), including the value of residual interest bonds whose interest is exempt from regular federal income tax. Up to 30% of the Trust’s total managed assets may be invested in municipal obligations that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. During normal market conditions, at least 50% of the Trust’s total managed assets will be invested in municipal obligations that at the time of investment are investment grade quality. During normal market conditions, up to 50% of the Trust’s total managed assets may be invested in municipal obligations that at the time of investment are below investment grade quality (commonly referred to as “junk” bonds) and involve special risks and have speculative characteristics.

(continued on inside front cover)

No prior history.    Because the Trust is newly organized, the Common Shares have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

The Trust anticipates that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker symbol “ETX.”

Investing in the Common Shares involves certain risks. See “Risk Considerations” beginning on page 29 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations.”

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales load(1)	Proceeds to Trust(2)
Per share	$20.00	$0.90	$19.10
Total
Total assuming full exercise of the over-allotment option(3)

(see notes on inside front cover page)

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about         , 2013.

UBS Investment Bank	BofA Merrill Lynch	Citigroup	Morgan Stanley

RBC Capital Markets

J.J.B. Hilliard, W.L. Lyons, LLC	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC

Pershing LLC	Southwest Securities	Wunderlich Securities

(notes continued from previous page)

(1)	Eaton Vance (not the Trust) will pay from its own assets structuring fees to UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Pershing LLC. The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the Common Shares offered hereby. See “Underwriting.”
(2)	In addition to the sales load, the Trust will pay offering costs of up to $0.04 per share, estimated to total approximately $ , which will reduce the “Proceeds to the Trust” (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $0.04 per share, estimated to total approximately $ (or approximately $ per share). Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Trust.
(3)	The Trust has granted the underwriters an option to purchase up to additional Common Shares at the price to the public, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any.

(continued from previous page)

A municipal obligation is considered investment grade quality if, at the time of investment, it is rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Group (“S&P”) or BBB- or higher by Fitch Ratings (“Fitch”) (each of Moody’s, S&P and Fitch, a “Rating Agency”) or, if unrated, is determined by the Adviser to be of investment grade quality. If a municipal obligation is rated differently by two or more Rating Agencies, the Trust will use the higher of such ratings (the “Municipal Obligation Rating”). If a municipal obligation is insured, the Trust will use the higher of the Municipal Obligation Rating or the insurance issuer’s rating. A municipal obligation is considered below investment grade quality if its highest rating from a Rating Agency is below investment grade or, if unrated, is judged by the Adviser to be of below investment grade quality. Municipal obligations of below investment grade quality (commonly referred to as “junk” bonds) involve special risks as compared to municipal obligations of investment grade quality and have speculative characteristics. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. The Trust may invest in below investment grade municipal obligations of any quality. The Trust has no current intention for more than 10% of the Trust’s total managed assets to consist of municipal obligations that, at the time of investment, have a Municipal Obligation Rating that is below B-/B3 or are unrated and considered by the Adviser to be of comparable quality. This means that up to 10% of the Trust’s investments may be in municipal issuers that are having financial difficulties, which may include being in default on obligations to pay principal or interest thereon when due or involved in bankruptcy or insolvency proceedings (such securities are commonly referred to as “distressed securities”).

15-Year Term.    The Trust currently intends to cease its investment operations on or about June 30, 2028 (the “Termination Date”) and thereafter liquidate its portfolio, retire or redeem leverage facilities and distribute its net assets to Common Shareholders of record as of the Termination Date. The Trust’s term may be extended for a period of not more than 12 months from the Termination Date by a vote of the Board of Trustees (“Board”), if the Board determines it is in the best interest of the Common Shareholders to do so. The Trust’s investment objective and policies are not designed to return to investors who purchase Common Shares in this offering their initial investment on the Termination Date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

Leverage.    The Trust anticipates using leverage to seek to enhance returns, initially by investing in residual interest bonds. The Trust currently intends to utilize leverage not in excess of 45% of its total managed assets. Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. Although the Trust has no current intention to do so, the Trust is authorized also to utilize leverage through the

ii

issuance of preferred shares and/or borrowings, including the issuance of debt securities, to the maximum extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The use of leverage involves certain increased risks. See “Risk Considerations—Leverage Risk.”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated             , 2013, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Trust can be obtained without charge by calling 1-800-225-6265, by writing to the Trust at the address below or from the Trust’s website (http://www.eatonvance.com). A table of contents to the Statement of Additional Information is located at page 57 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Trust will notify Common Shareholders promptly of any material change to this prospectus during the period the Trust is required to deliver the prospectus. The Trust’s business, financial condition and results of operations may have changed since the date of this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

Until         , 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Statement of Additional Information.

THE TRUST

Eaton Vance Municipal Income Term Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company. The Trust offers investors the opportunity to receive current income, a substantial portion of which is anticipated to be exempt from regular federal income tax, through a professionally managed portfolio of municipal obligations. Investments are based on the municipal obligations research, trading and portfolio management of the Trust’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”), which generally are not available to individual investors. The Trust’s net asset value and distribution rate will vary and may be affected by several factors, including changes in interest rates and the credit quality of municipal issuers. An investment in the Trust may not be appropriate for all investors, particularly those that are not subject to federal income tax. There is no assurance that the Trust will achieve its investment objective.

THE OFFERING

The Trust is offering common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC. The Underwriters have been granted an option by the Trust to purchase up to additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the sales load) exceed $0.04 per Share. Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Trust.

INVESTMENT OBJECTIVE AND POLICIES

Investment objective

The Trust’s investment objective is to provide current income exempt from regular federal income tax. The Trust will seek to achieve its investment objective by investing primarily in municipal obligations (as defined below), a portion of which will be investment grade and a portion of which may be below investment grade at the time of investment. There is no assurance that the Trust will achieve its investment objective.

Portfolio parameters

During normal market conditions, the Trust will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (“municipal obligations”). For purposes of this 80% policy, municipal obligations will include the value of residual interest bonds whose interest is exempt from regular federal income tax. Up to 30% of the Trust’s total managed assets may be invested in municipal obligations that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

The Trust’s investment objective is considered a non-fundamental policy that may be changed by the Trust’s Board of Trustees (the “Board”) without approval of the holders of the Common Shares

(“Common Shareholders”). The Trust’s policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in municipal obligations is considered fundamental and may be changed only upon Common Shareholder approval.

The Adviser seeks to purchase securities for investment by the Trust that it believes offer attractive relative value with regard to price, yield, and expected total return in relation to available bonds in the markets in which the Trust invests. Investment decisions are made primarily on the basis of fundamental research and relative value. The Trust may sell a security when the Adviser believes it no longer represents attractive relative value or as cash needs dictate.

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. General obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed and can be adversely affected by the negative economic viability of the facility or revenue source. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Trust accrues income on these investments and is required to distribute that income each year. The Trust may be required to sell securities to obtain cash needed for income distributions.

The interest on municipal obligations is (in the opinion of the bond issuer’s counsel) generally exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors also may be subject to the AMT. The Trust may not be suitable for investors subject to the AMT.

Under normal market conditions the Trust will invest subject to the following policies:

•	at least 80% of its net assets, plus borrowings for investment purposes, in municipal obligations, the income from which is exempt from regular federal income tax.

•

at least 50% of its total managed assets in municipal obligation that, at the time of investment, are investment grade quality. A municipal obligation is considered investment grade quality if it is rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Group (“S&P”), or BBB- or higher by Fitch Ratings (“Fitch”) (each of Moody’s, S&P and Fitch, a “Rating Agency”) or, if unrated, is determined by the Trust’s investment adviser to be of investment grade quality. If a municipal obligation is rated differently by two or more Rating Agencies, the Trust will use the higher of such ratings (the “Municipal Obligation Rating”). If a municipal obligation is insured, the Trust will use the higher of the Municipal Obligation Rating or the insurance issuer’s rating.

•

up to 50% of its total managed assets in municipal obligations that, at the time of investment, are below investment grade quality. A municipal obligation is considered below investment grade quality if its highest rating from a Rating Agency is below investment grade or, if unrated, is judged by the Adviser to be of below investment grade quality. The Trust may invest in below investment grade municipal obligations of any quality.

•

no more than 10% of its total managed assets in municipal obligations that, at the time of investment, have a Municipal Obligation Rating that is below B-/B3 or are unrated and considered by the Adviser to be of comparable quality. This means that up to 10% of the Trust’s investments may be in municipal issuers that are having financial difficulties, which may include being in default on obligations to pay principal or interest thereon when due or involved in bankruptcy or insolvency proceedings (such securities are commonly referred to as “distressed securities”).

•	up to 30% of its total managed assets in AMT Bonds.

•	no more than 25% of its total managed assets in municipal obligations in any one industry and no more than 5% of its total managed assets in any one issuer.

•	no more than 10% of its total managed assets in “tobacco settlement bonds.”

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

Municipal obligations of below investment grade quality (commonly referred to as “junk bonds” or “high yield” securities) are regarded as having speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and involve special risks as compared to municipal obligations of investment grade quality. These risks include greater sensitivity to a general economic downturn, a possibility of greater market price volatility and less secondary market trading.

The Trust has no current intention to invest 25% or more of its total managed assets in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future. If the Trust focuses its investments in any one state (or U.S. territory), the Trust may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory).

“Total managed assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all liabilities incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objective and policies, and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles in the United States (“GAAP”).

The Trust may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Trust’s investments in municipal obligations or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. See “Investment Objective, Policies and Risks—Additional Investment Practices—Derivative Instruments.”

The Trust is a “diversified” investment company which means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. Therefore, with respect to no more than 25% of its total assets, the Trust may invest more than 5% of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible to any single corporate, economic, political or regulatory occurrence.

15-YEAR TERM

The Trust intends to cease its investment operations on or about June 30, 2028 (the “Termination Date”) and thereafter liquidate its portfolio, retire or redeem leverage facilities and distribute its net assets to Common Shareholders of record as of the Termination Date. The Trust’s term may be extended for a period of not more than 12 months from the Termination Date by a vote of the Board, if the Board determines it is in the best interest of the Common Shareholders to do so. The Trust’s term may not be extended further than a 12 month period without a Common Shareholder vote.

As the Trust approaches its Termination Date, its portfolio composition will likely change as more of the Trust’s holdings mature or are called, or are sold, reflecting the Adviser’s active management strategy. To enhance flexibility and liquidity in managing the portfolio, and depending upon market conditions at that time, the Trust may invest in shorter term and lower yielding securities, which may reduce investment income and, therefore, the monthly dividends during the period prior to termination. The Trust may make more than one liquidating distribution to Common Shareholders.

The Trust’s investment objective and policies are not designed to return to investors who purchase Common Shares in this offering their initial investment on the Termination Date. Upon the termination of the Trust, the final distribution to Common Shareholders will be based upon the Trust’s net asset value at the Termination Date and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment. See “Risk Considerations—15-Year Term Risk.”

LISTING

The Trust anticipates that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker symbol “ETX.”

LEVERAGE

The Trust anticipates using leverage to seek to enhance returns, initially by investing in residual interest bonds. The Trust will comply with the asset segregation requirements of the 1940 Act in making such investments. The Trust currently intends to utilize leverage not in excess of 45% of its total managed assets. For these purposes, leverage includes exposure created through investment in residual interest bonds, borrowings, and the issuance of preferred shares and debt securities, but not economic exposure that may be created by investing in derivative instruments.

Residual interest bonds create investment leverage in the Trust because they provide more than one dollar of exposure to municipal bonds for each dollar the Trust invests in them. Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. To initiate a residual interest bond investment, the Trust may sell a bond it holds to a broker-dealer for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a special-purpose vehicle (“SPV”) set up by the broker-dealer, the assets of which consist of a bond that is identical to that sold to the broker-dealer by the Trust (the “SPV Bond”). The SPV also issues and sells notes paying floating rates of interest (“Floating-Rate Notes”) to third parties. The Floating-Rate Notes have interest rates that generally reset weekly based on changes in a reference interest rate (such as the London Interbank Offered Rate (“LIBOR”), or the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Bond Swap Index) and their holders have the option to tender to the broker-dealer who sponsored the SPV for redemption at par value at each reset date. The income earned on the SPV Bond is, in effect, first used to pay the interest payable on the Floating-Rate Note, with any remaining income then going to the residual interest bond. The holder of the Floating-Rate Note effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. As the holder of the residual interest bond, the Trust receives the residual cash flow from the SPV.

A residual interest bond investment held by the Trust generally gives the Trust the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par value and (2) to require the sponsoring broker-dealer to terminate the SPV and transfer the SPV Bond to the Trust. Should the Trust exercise this right, it would generally pay the broker-dealer the par value of the Floating-Rate Notes and exchange the residual interest bond for the underlying SPV Bond. The SPV also may be terminated by the sponsoring broker-dealer upon the occurrence of certain termination events as defined in the SPV’s trust agreement, such as a downgrade in the credit quality of the underlying SPV Bond, bankruptcy of or payment failure by the issuer of the SPV Bond, the broker-dealer’s inability to remarket Floating-Rate Notes that have been tendered due to insufficient buyers in the market or the SPV’s failure to obtain renewal of the liquidity support agreement provided for the Floating-Rate Notes. The Trust may enter into shortfall and forbearance agreements with an SPV’s sponsoring broker-dealer by which the Trust agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the SPV Bond and the liquidation value of the Floating-Rate Notes, as well as shortfalls in interest cash flows. Such agreements may expose the Trust to a risk of loss that exceeds its investment in the residual interest bonds. Absent a shortfall and forbearance agreement, the Trust would not be required to make such a reimbursement.

The Trust will segregate or earmark liquid assets at its custodian equal to the value of economic leverage created by residual interest bonds, whether initiated by the Trust or purchased on the secondary market.

Investments in residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. Because the residual interest bond is an inverse floating rate security and only pays a residual income, compared to fixed rate municipal bonds, the value of residual interest bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Moreover, the income earned on such bonds will fluctuate in response to changes in prevailing short-term interest rates. When residual interest bonds are held by the Trust, an increase in short- or long-term market interest rates may adversely affect the income received from such bonds or the net asset value of Common Shares.

Although the Trust has no current intention to do so, the Trust is authorized also to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities, to the maximum extent permitted by the 1940 Act. The Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily total managed assets, including assets purchased with forms of leverage, so the fees will be higher when leverage is utilized.

SPECIAL TAX CONSIDERATIONS

The Trust may invest up to 30% of its total managed assets in AMT Bonds. If you are, or as a result of investment in the Trust would become, subject to the AMT, the Trust may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to Common Shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Trust. See “Federal Income Tax Matters.”

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a direct wholly-owned subsidiary of Eaton Vance Corp., is the Trust’s investment adviser and administrator. As of December 31, 2012, Eaton Vance and its affiliates managed approximately $238.4 billion of assets, including 54 open-end and closed-end municipal bond funds with combined assets of about $16.5 billion. See “Management of the Trust.”

DIVIDEND REINVESTMENT PLAN

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Trust if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

DISTRIBUTIONS

The Trust currently intends to make monthly distributions of net investment income. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately 45 to 60 days and are expected to be paid approximately 60 to 90 days after the completion of this offering.

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, and to utilize leverage. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. The Board might also consider the conversion of the Trust to an open-end management investment company. The Board believes, however, that the closed-end structure is desirable, given the Trust’s investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Trust to an open-end management investment company. Although the Trust has no current intention to issue preferred shares, investors should note that any possible future issuance of preferred shares to provide leverage could make a conversion to open-end form more difficult due to the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See “Description of Capital Structure.”

SPECIAL RISK CONSIDERATIONS

No operating history

The Trust is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Trust, which will generally trade in the over-the-counter markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market discount risk

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. The trading price of the Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

15-year term risk

Because the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. The Trust’s investment objective and policies are not designed to seek to return to investors who purchase Common Shares in this offering their initial investment on the Termination Date. When terminated, the Trust’s distributions will be based upon the Trust’s net asset value at the end of the term and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination. See “Risk Considerations—15-Year Term Risk.”

Interest rate and income risk

The prices of municipal obligations tend to fall as interest rates rise. When interest rates decline, the value of municipal obligations held by the Trust can be expected to rise. Interest rate risk is the risk that the municipal obligations in the Trust’s portfolio will decline in value because of increases in market interest rates. These risks may be greater in the current market environment because of prevailing low interest rates. In typical market interest rate environments, the prices of longer-term municipal obligations tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term municipal obligations. A decline in the prices of the municipal obligations owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Common Shares. This risk is usually greater among municipal obligations with longer maturities or durations. See “Risk Considerations—Interest Rate and Income Risk.”

Call and reinvestment risks

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust would likely replace such called security with a lower yielding security. If that were to happen, it could decrease the Trust’s dividends and possibly could affect the market price of Common Shares. Similar risks exist when the Trust invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Trust’s current earnings rate.

Credit risk

Credit risk is the risk that one or more municipal bonds in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust’s net asset value or dividends. Securities rated in the fourth highest category (i.e., Baa by Moody’s or BBB by S&P or Fitch) are considered investment grade quality, but may have speculative characteristics. See “Risk Considerations—Credit Risk.”

Liquidity risk

The secondary market for some municipal obligations is less liquid than that for widely traded taxable debt obligations or widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Trust may invest. The Trust has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Trust could find it more difficult to sell such securities at desirable times and/or prices. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded or at which the Trust has valued such securities and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. See “Risk Considerations—Liquidity Risk.”

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain securities in which the Trust will invest will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Trust’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of Eaton Vance than if the Trust were a stock fund or taxable bond fund.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Trust could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt. Many state and municipal governments are under significant economic and financial stress. See “Risk Considerations—Municipal Bond Market Risk.”

Below investment grade securities risk

Up to 50% of the Trust’s total managed assets may be invested in municipal obligations that, at the time of investment, are rated below investment grade or unrated and deemed by the Adviser to be of below investment grade quality. Such obligations are commonly called “junk bonds” and will have speculative characteristics in varying degrees. Below investment grade securities held by the Trust are subject to higher risk. Also, their yields and market values may fluctuate more than higher rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Trust’s net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. These issuers may be particularly susceptible to market downturns, adverse economic or political events or other developments such as weather or other catastrophic events. Secondary market trading in below investment grade securities may be less liquid than the market for higher grade securities. See “Risk Considerations—Below Investment Grade Securities Risk.”

Unrated securities risk

The Trust may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Trust’s credit quality policy. To the extent that the Trust invests in such unrated obligations, the Trust’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Trust invested in only rated obligations. Some unrated securities may not have an active trading market or may be difficult to value.

Insurance risk

Municipal obligations may be insured as to their scheduled payment of principal and interest. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the current yield on the insured obligation. Insured obligations also may be secured by bank credit agreements or escrow accounts. Changes in the ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Trust’s shares. The credit rating of an insured obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal obligations that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligations insured by that insurance company and on the municipal bond markets as a whole.

State and sector specific risk

The Trust has no current intention to invest 25% or more of its total managed assets in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future. If the Trust focuses its investments in any one state (or U.S. territory) the Trust may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory). Up to 10% of the Trust’s total managed assets may be in municipal obligations collateralized by the proceeds from class action or other litigation against the tobacco industry. To the extent the Trust focuses its investments in municipal obligations in one or more economic sectors, such as those relating to the education, health care, housing, transportation, or utilities industries, the Trust may be particularly exposed to specific types of adverse economic, business, political or other events. See “Risk Considerations—State and Sector Specific Risk.”

Residual interest bond risk

Residual interest bonds create investment leverage in the Trust because they provide more than one dollar of exposure to municipal bonds for each dollar the Trust invests in them. As a result, the value of residual interest bonds may increase or decrease at a rate that is a multiple of the rate by which the value of the underlying municipal bonds underlying the residual interest bonds increase or decrease. The market values of residual interest bonds will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Trust may purchase residual interest bonds with shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. The Trust may also use derivatives to offset the volatility of residual interest bonds.

Residual interest bonds pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. Because the residual interest bond is an inverse floating rate security and only pays a residual income, compared to fixed rate municipal bonds, the value of residual interest bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Moreover, the income earned on such bonds will fluctuate in response to changes in prevailing short-term interest rates. In the extreme, increases in short-term interest rates may eliminate the interest paid to the Trust by residual interest bond investments.

Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. See “Risk Considerations – Residual Interest Bond Risk” and “Risk Considerations—Leverage Risks.”

Risks of municipal lease obligations (“MLOs”) and certificates of participation

MLOs are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) that is issued by state or local governments to acquire equipment and facilities. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance. MLOs, like other municipal debt obligations, are subject to the risk of non-payment. See “Risk Considerations—Risks of Municipal Lease Obligations (“MLOs”) and Certificates of Participation.”

Inflation risk/deflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Trust’s cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s investments.

Leverage risk

The Trust anticipates using leverage to seek to enhance returns, initially by investing in residual interest bonds. The Trust will comply with the asset segregation requirements of the 1940 Act in making such investments. The Trust currently intends to utilize leverage not in excess of 45% its total managed assets. Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. Although the Trust has no current intention to do so, the Trust is authorized also to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. There can be no assurance a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in leverage costs will affect income and return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Trust’s distributions may be greater than if leverage had not been used. Conversely, if the income earned on the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares, borrowings and other forms of leverage would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily total managed assets, including assets purchased using proceeds from the issuance of preferred shares, borrowings and other forms of leverage, and/or the purchase of residual interest bonds, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ leverage.

Derivatives risk

The Trust may invest without limitation in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging or investment purposes. The loss on derivative instruments (other than purchased options) may substantially exceed amounts invested in these instruments. Derivative transactions in which the Trust may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Trust to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Trust’s securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust’s performance. The Trust also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Trust’s performance. See “Risk Considerations—Derivatives Risk.”

Counterparty risk

Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s residual interest bonds or other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have in recent years incurred significant financial hardships, including bankruptcy and material loss of credit standing as a result of exposure to investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Trust to counterparties, the Trust assumes the risk that its counterparties could experience future financial hardship. See “Risk Considerations—Counterparty Risk.”

Tax risk

The value of the Trust’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal obligations normally is not subject to regular federal income taxation under current law, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal obligations. Congress is currently actively considering significant changes to federal tax law, including changes to the tax-exempt status of such municipal bond interest.

The Trust will invest in municipal obligations in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income under the regular federal income tax, and the Adviser will typically not independently verify that opinion. Subsequent to the Trust’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Trust as “exempt-interest dividends” could be adversely affected, subjecting the Trust’s Common Shareholders to increased federal income tax liabilities.

Management risk

The Trust is subject to management risk because it is actively managed. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies that achieve the Trust’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Anti-takeover provisions

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Additional Risks

The Trust may also be subject to the following categories of risk: “Private Activity Bond Risk,” “Swaps Risk,” “Futures Risk,” “Structured Notes Risk,” “Potential Conflicts of Interest Risk,” “When-Issued and Delayed-Delivery Transactions Risk,” “Other Investment Companies and ETFs Risk,” “Current Regulatory Environment Risk,” “Current Economic Conditions Risk” and “United States Credit Rating Downgrade Risk.” See “Risk Considerations.”

Summary of Trust expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the Trust incurs leverage of 45% of total managed assets, and shows Trust expenses as a percentage of net assets attributable to the Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Trust (1)(2)	0.20%
Dividend reinvestment plan fees (3)	None

Percentage of Net Assets Attributable to Common Shares (Assuming Use of Leverage as Described Above)(4)
Annual expenses
Management fee (4)(5)	1.09%
Interest expenses (6)	0.57%
Other expenses (excluding interest expense) (7)	0.20%

Total annual expenses	1.86%

(1)	Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $0.04 per Common Share (0.20% of the offering price). Assuming the Trust issues approximately 7,500,000 Common Shares, offering expenses are estimated to be $475,000, of which $300,000 (or $0.04 per Common Share) will be paid by the Trust and $175,000 (or $0.02 per Common Share) will be paid by Eaton Vance or an affiliate. Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Trust.
(2)	Eaton Vance (not the Trust) will pay from its own assets structuring fees to fee to UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Pershing LLC. See “Underwriting.”
(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	The Trust anticipates initially incurring economic leverage by investing in residual interest bonds. The fee table assumes in the calculation of the investment advisory fee that the Trust incurs the maximum allowable leverage of 45% of total managed assets. Stated as a percentage of net assets attributable to Common Shares assuming no use of leverage, the Trust’s expenses would be as follows:

Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Annual Expenses
Management Fee	0.60%
Other Expenses	0.17%

Total Annual Expenses	0.77%

(5)

The Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.60% of the Trust’s average daily total managed assets. For purposes of this calculation, “total managed assets” of the Trust shall mean total assets of the Trust, including any form of leverage, minus all liabilities incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to

Summary of Trust expenses

leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objective and policies, and/or (iv) any other means; all as determined in accordance with GAAP. The Trust anticipates initially incurring economic leverage by investing in residual interest bonds. The fee table assumes in the calculation of the investment advisory fee that the Trust incurs the maximum allowable leverage of 45% of total managed assets. Because the fee table is required to be based on net assets and the investment advisory fee paid by the Trust is based on total managed assets, including assets acquired through leverage, the investment advisory fee rate is effectively borne only by Common Shareholders and therefore is effectively higher than the contractual investment advisory fee rate.
(6)	“Interest Expenses” relate to the Trust’s liability with respect to floating rate notes held by third parties in conjunction with anticipated investments in residual interest bonds and assumes the Trust incurs the maximum allowable leverage of 45% of total managed assets through investment in residual interest bonds. The Trust records offsetting interest income in an amount at least equal to this expense relating to the municipal obligations underlying such transactions.
(7)	The Other Expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues approximately 7,500,000 Common Shares. If the Trust issues fewer Common Shares, these expenses generally would increase. See “Management of the Trust” and “Dividend reinvestment plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of 1.86% of net assets attributable to Common Shares and (ii) a 5% annual return(1)(2):

1 Year	3 Years	5 Years	10 Years
$65	$103	$143	$255

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	The example assumes that the estimated “Other expenses” set forth in the annual expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)	Based on the assumptions noted above but without the use of leverage, assuming (i) total annual expense of 0.77% of net assets attributable to Common Shares and (ii) a 5% annual return, you would pay the following expenses on a $1,000 investment in Common Shares:

1 Year	3 Years	5 Years	10 Years
$54	$70	$88	$138

The Trust

Eaton Vance Municipal Income Term Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 5, 2012 and filed with the Secretary of the Commonwealth on such date (the “Declaration of Trust”). The Trust has no operating history. The Trust’s principal office is located at Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

This prospectus relates to the initial public offering of the Trust’s common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share). See “Underwriting.”

Use of proceeds

The net proceeds of this offering of the Common Shares will be approximately $             ($             if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs payable by the Trust (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Trust’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Trust currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Trust’s investment objective and policies, the Trust will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Trust has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Trust would earn interest income at a modest rate. If the Trust’s investments are delayed, the first planned distribution could consist principally of a return of capital.

Investment objective, policies and risks

INVESTMENT OBJECTIVE

The Trust’s investment objective is to provide current income exempt from regular federal income tax. The Trust will seek to achieve its investment objective by investing primarily in municipal obligations (as defined below), a portion of which will be investment grade and a portion of which will be below investment grade at the time of investment. An investment in the Trust may not be appropriate for all investors, particularly those that are not subject to federal income tax. There is no assurance that the Trust will achieve its investment objective. Investments are based on Eaton Vance’s municipal obligations research, trading and portfolio management, which generally are not available to individual investors.

PRIMARY INVESTMENT POLICIES

General composition of the Trust

During normal market conditions, the Trust will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (“municipal obligations”). For purposes of this 80% policy, municipal obligations will include the value of residual interest bonds whose interest is exempt from regular federal income tax. Up to 30% of the Trust’s total managed assets may be invested in municipal obligations that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”). For a discussion of how the federal alternative minimum tax may affect holders of the Common Shares (“Common Shareholders”). See “Federal Income Tax Matters.”

Investment objective, policies and risks

The Adviser seeks to purchase securities for investment by the Trust that it believes offer attractive relative value with regard to price, yield, and expected total return in relation to available bonds in the markets in which the Trust invests. Investment decisions are made primarily on the basis of fundamental research and relative value. The Trust may sell a security when the Adviser believes it no longer represents attractive relative value or as cash needs dictate. The Adviser will determine which securities to buy and sell on a daily basis based on a research, portfolio management and trading process that seeks to make relative value decisions among individual securities depending on their maturity, coupon, call protection, sector, credit quality and tax status.

The Trust anticipates using leverage to seek to enhance returns, initially by investing in residual interest bonds. The Trust currently intends to utilize leverage not in excess of 45% its total managed assets. Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. Although the Trust has no current intention to do so, the Trust is authorized also to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily total managed assets, including assets purchased with forms of leverage, so the fees would be higher if leverage is utilized.

The Trust may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Trust’s investments in municipal obligations or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. See “Additional Investment Practices—Derivative Instruments.”

Under normal market conditions the Trust will invest subject to the following policies:

•	at least 80% of its net assets, plus borrowings for investment purposes, in municipal obligations, the income from which is exempt from regular federal income tax.

•

at least 50% of its total managed assets in municipal obligation that, at the time of investment, are investment grade quality. A municipal obligation is considered investment grade quality if it is rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Group (“S&P”), or BBB- or higher by Fitch Ratings (“Fitch”) (each of Moody’s, S&P and Fitch, a “Rating Agency”) or, if unrated, is determined by the Trust’s investment adviser to be of investment grade quality. If a municipal obligation is rated differently by two or more Rating Agencies, the Trust will use the higher of such ratings (the “Municipal Obligation Rating”). If a municipal obligation is insured, the Trust will use the higher of the Municipal Obligation Rating or the insurance issuer’s rating.

•

up to 50% of its total managed assets in municipal obligations that, at the time of investment, are below investment grade quality. A municipal obligation is considered below investment grade quality if its highest rating from a Rating Agency is below investment grade or, if unrated, is judged by the Adviser to be of below investment grade quality. The Trust may invest in below investment grade municipal obligations of any quality.

•	no more than 10% of its total managed assets in municipal obligations that, at the time of investment, have a Municipal Obligation Rating that is below B-/B3 or are unrated and

Investment objective, policies and risks

considered by the Adviser to be of comparable quality. This means that up to 10% of the Trust’s investments may be in municipal issuers that are having financial difficulties, which may include being in default on obligations to pay principal or interest thereon when due or involved in bankruptcy or insolvency proceedings (such securities are commonly referred to as “distressed securities”).

•	up to 30% of its total managed assets in AMT Bonds.

•	no more than 25% of its total managed assets in municipal obligations in any one industry and no more than 5% of its total managed assets in any one issuer.

•	no more than 10% of its total managed assets in “tobacco settlement bonds.”

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

Municipal obligations of below investment grade quality (commonly referred to as “junk” bonds or “high yield” securities) are regarded as having speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and involve special risks as compared to municipal obligations of investment grade quality. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. The Trust may invest in below investment grade municipal obligations of any quality.

The Trust may purchase municipal obligations that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. Only a portion (and possibly at times none) of the municipal obligations held by the Trust will have such credit enhancements (including insurance) and the Trust is not required to separately purchase credit enhancements such as insurance on those municipal obligations that do not have credit enhancements. The Trust may purchase securities secured by, or obtain insurance from, any insurer, regardless of its rating. An insured municipal security will be deemed to have the higher of the rating of its insurer or its issuer. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

The Trust has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a vote of the holders of the Common Shareholders. Except for such restrictions, the investment objective and policies of the Trust may be changed by the Trust’s Board of Trustees (the “Board”) without Common Shareholder action.

As indicated above, the Trust may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Trust’s credit quality policy. To the extent that the Trust invests in such unrated obligations, the Trust’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Trust invested in only rated obligations. Investment in unrated obligations also

Investment objective, policies and risks

involves a potential conflict of interest. In general, investment quality involves a trade-off between potential enhanced return and assumption of additional credit risk. In making credit quality determinations for unrated obligations, there is a possibility of an investment adviser being influenced by the goal of seeking to maximize investment performance. For a description of the risks of investing in below investment grade securities, see “Risk Considerations – Below Investment Grade Securities Risks.”

The Trust has no current intention to invest 25% or more of its total managed assets in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future. If the Trust focuses its investments in any one state (or U.S. territory) the Trust may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory).

The Trust is a “diversified” investment company which means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. Therefore, with respect to no more than 25% of its total assets, the Trust may invest more than 5% of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible to any single corporate, economic, political or regulatory occurrence.

Municipal obligations

Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. General obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed and can be adversely affected by the negative economic viability of the facility or revenue source. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Trust accrues income on these investments and is required to distribute that income each year. The Trust may be required to sell securities to obtain cash needed for income distributions.

The interest on municipal obligations is (in the opinion of the bond issuer’s counsel) generally exempt from regular federal income tax and the state taxes each Trust seeks to avoid. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors also may be subject to the AMT. The Trust may not be suitable for investors subject to the AMT.

Investment objective, policies and risks

Up to 10% of the Trust’s total managed assets may be in municipal obligations collateralized by the proceeds from class action or other litigation against the tobacco industry. Such municipal obligations are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. See “Additional Investment Information and Restrictions—State Specific Investments” in the Statement of Additional Information for additional information about tobacco settlement bonds and the MSA.

Municipal lease obligations (“MLOs”) and Certificates of Participation

MLOs are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) that is issued by state or local governments to acquire equipment and facilities. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance. MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Participations in municipal leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease.

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities. Certain MLOs may be deemed illiquid for the purpose of the Trust’s limitation on investments in illiquid securities, unless determined by the Adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The Adviser will consider a MLO to be liquid if it is rated investment grade (being an MLO rated BBB or Baa or higher) by a nationally recognized statistical ratings organization or is insured by an insurer rated investment grade. If an MLO or participation does not meet the foregoing criteria, then the Adviser will consider the MLO to be illiquid unless it conducts an analysis of relevant factors and concludes that the MLO is liquid. In conducting such an analysis, the Adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the Adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying

Investment objective, policies and risks

degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Trust might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its right, which may increase the Trust’s operating expenses and adversely affect the net asset value of the Trust. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Trust would not have the right to take possession of the assets. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.

Pre-refunded municipal securities

The principal of, and interest on, pre-refunded municipal obligations are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal obligations. Issuers of municipal obligations use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal obligations remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private activity bonds

Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues. Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Trust derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Trust’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

Investment objective, policies and risks

Residual interest bonds

Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. To initiate a residual interest bond investment, the Trust may sell a bond it holds to a broker-dealer for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a special-purpose vehicle (“SPV”) set up by the broker-dealer, the assets of which consist of a bond that is identical to that sold to the broker-dealer by the Trust (the “SPV Bond”). The SPV also issues and sells notes paying floating rates of interest (“Floating-Rate Notes”) to third parties. The Floating-Rate Notes have interest rates that generally reset weekly based on changes in a reference interest rate (such as the London Interbank Offered Rate (“LIBOR”), or the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Bond Swap Index) and their holders have the option to tender to the broker-dealer who sponsored the SPV for redemption at par value at each reset date. The income earned on the SPV Bond is, in effect, first used to pay the interest payable on the Floating-Rate Note, with any remaining income then going to the residual interest bond. The holder of the Floating-Rate Note effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. As the holder of the residual interest bond, the Trust receives the residual cash flow from the SPV.

A residual interest bond investment held by the Trust generally gives the Trust the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par value and (2) to require the sponsoring broker-dealer to terminate the SPV and transfer the SPV Bond to the Trust. Should the Trust exercise this right, it would generally pay the broker-dealer the par value of the Floating-Rate Notes and exchange the residual interest bond for the underlying SPV Bond. The SPV also may be terminated by the sponsoring broker-dealer upon the occurrence of certain termination events as defined in the SPV’s trust agreement, such as a downgrade in the credit quality of the underlying SPV Bond, bankruptcy of or payment failure by the issuer of the SPV Bond, the broker-dealer’s inability to remarket Floating-Rate Notes that have been tendered due to insufficient buyers in the market or the SPV’s failure to obtain renewal of the liquidity support agreement provided for the Floating-Rate Notes.

The Trust may enter into shortfall and forbearance agreements with an SPV’s sponsoring broker-dealer by which the Trust agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the SPV Bond and the liquidation value of the Floating-Rate Notes, as well as shortfalls in interest cash flows. Such agreements may expose the Trust to a risk of loss that exceeds its investment in the residual interest bonds. Absent a shortfall and forbearance agreement, the Trust would not be required to make such a reimbursement.

The Trust will segregate or earmark liquid assets at its custodian equal to the value of economic leverage created by residual interest bonds, whether initiated by the Trust or purchased on the secondary market.

Investments in residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. Because the residual interest bond is an inverse floating rate security and only pays a residual income, compared to fixed rate municipal bonds, the value of residual interest bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Moreover, the income earned on such bonds will fluctuate in response to changes in prevailing short-term interest rates. When residual interest bonds are held by the Trust, an increase in short- or long-term market interest rates may adversely affect the income received from such bonds or the net asset value of Common Shares. See “Leverage.”

Investment objective, policies and risks

Short-term floating rate securities

The Trust may also invest in Floating-Rate Notes, as described above, issued by SPVs. The short-term floating rate security will be linked to a reference interest rate (such as LIBOR or the SIFMA Municipal Bond Swap Index) and the SPV’s income will be used to pay the coupon on the Floating-Rate Notes. Generally, the interest rate earned Floating-Rate Notes will be based upon the market rates for municipal obligations with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Trust as the holder of the Floating-Rate Notes relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the SPV provide for a liquidation of the SPV Bond and the application of the proceeds to pay off the Floating-Rate Notes. The SPVs that are organized to issue both Floating-Rate Notes and residual interest bonds generally include liquidation triggers to protect the investor in the Floating-Rate Notes.

15-YEAR TERM

The Trust intends to cease its investment operations on or about June 30, 2028 (the “Termination Date”) and thereafter liquidate its portfolio, retire or redeem leverage facilities and distribute its net assets to Common Shareholders of record as of the Termination Date. The Trust’s term may be extended for a period of not more than 12 months from the Termination Date by a vote of the Board, if the Board determines it is in the best interest of the Common Shareholders to do so. The Trust’s term may not be extended further than one period without a Common Shareholder vote.

The Trust’s investment objective and policies are not designed to return to investors who purchase Common Shares in this offering their initial investment on the termination date. Upon the termination of the Trust, the final distribution to Common Shareholders will be based upon the Trust’s net asset value at the Termination Date and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment. See “Risk Considerations—15-Year Term Risk.”

ADDITIONAL INVESTMENT PRACTICES

Derivative instruments

The Trust may invest without limitation in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging or investment purposes. In the course of pursuing these investment strategies, the Trust may purchase and sell derivative contracts based on securities indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Trust to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Additional information about certain derivative instruments is set forth below.

Swaps

Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities,

Investment objective, policies and risks

baskets of securities, indices or currencies. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional amount,” i.e., the designated referenced amount of exposure to the underlying instruments. The Trust will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive that is in excess of collateral posted by the Trust’s counterparty in respect of such liability. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market or in certain cases may be traded in established markets for such instruments. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Trust would be unfavorably affected.

Total return swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

Interest rate swaps and forward rate contracts

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Trust will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Trust would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive that is in excess of collateral posted by the Trust’s counterparty in respect of such liability. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Investment objective, policies and risks

Futures transactions

The Trust may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management or investment purposes. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Trust’s initial investment in these contracts. The Trust will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance’s use of futures will be advantageous to the Trust. Distributions by the Trust of any gains realized on the Trust’s transactions in futures and options on futures will be taxable.

Zero-coupon bonds

Some of the obligations in which the Trust invests may include so-called “zero-coupon” bonds, whose values generally are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Trust is required to take into account imputed income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Because the Trust is required to distribute substantially all of its income for each taxable year, investments in zero-coupon bonds may require the Trust to sell investments to obtain cash needed to make income distributions.

When-issued securities

The Trust may purchase securities on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery, and upon delivery the securities may be worth more or less than what the Trust agreed to pay for them. The Trust may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Trust may also purchase instruments that give the Trust the option to purchase a municipal obligation when and if issued.

Structured Notes

The Trust may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated

Investment objective, policies and risks

indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Investment company securities and ETFs

The Trust may invest in the securities of other investment companies. These securities include shares of other closed-end funds, open-end investment companies (i.e., mutual funds), exchange-traded funds (often referred to as “ETFs”) and business development companies that invest primarily in municipal obligations of the types in which the Trust may invest directly. In addition to providing tax-exempt income, such securities may provide capital appreciation. In addition, the Trust may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal obligations of the types in which the Trust may invest directly. Such investments, which may also be leveraged and subject to similar risks as the Trust, will not exceed 10% of the Trust’s total managed assets. To the extent that the Trust invests in other investment companies, the Trust must bear these expenses in addition to the expenses of its own operation. The Trust will not invest in other investment companies that are affiliated with Eaton Vance.

Illiquid Securities

Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

Portfolio Turnover

The Trust may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Trust cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Trust were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Trust.

Temporary Defensive Positions

During temporary defensive periods or in order to keep the Trust’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Trust may deviate from its investment objective. During such periods, the Trust may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust currently intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by the Adviser, and in amounts limited to ensure that the Trust is eligible to pay exempt-interest dividends (as described in “Federal Income Tax Matters” below). Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. For more information, see the Statement of Additional Information under “Federal Income Tax Matters.”

Leverage

The Trust anticipates using leverage to seek to enhance returns, initially by investing in residual interest bonds. The Trust will comply with the asset segregation requirements of the 1940 Act in making such investments. The Trust currently intends to utilize leverage not in excess of 45% of its total managed assets. For these purposes, leverage includes exposure created through investment in residual interest bonds, borrowings, and the issuance of preferred shares and debt securities, but not economic exposure that may be created by investing in derivative instruments.

RESIDUAL INTEREST BONDS

Residual interest bonds create investment leverage in the Trust because they provide more than one dollar of exposure to municipal bonds for each dollar the Trust invests in them. Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. To initiate a residual interest bond investment, the Trust may sell a bond it holds to a broker-dealer for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a SPV set up by the broker-dealer, the assets of which consist of the SPV Bond, which is identical to that sold to the broker-dealer by the Trust. The SPV also issues and sells Floating-Rate Notes to third parties. The Floating-Rate Notes have interest rates that generally reset weekly based on changes in a reference interest rate (such as LIBOR or the SIFMA Municipal Bond Swap Index) and their holders have the option to tender to the broker-dealer who sponsored the SPV for redemption at par value at each reset date. The income earned on the SPV Bond is, in effect, first used to pay the interest payable on the Floating-Rate Note, with any remaining income then going to the residual interest bond. The holder of the Floating-Rate Note effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. As the holder of the residual interest bond, the Trust receives the residual cash flow from the SPV.

A residual interest bond investment held by the Trust generally gives the Trust the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par value and (2) to require the sponsoring broker-dealer to terminate the SPV and transfer the SPV Bond to the Trust. Should the Trust exercise this right, it would generally pay the broker-dealer the par value of the Floating-Rate Notes and exchange the residual interest bond for the underlying SPV Bond. The SPV also may be terminated by the sponsoring broker-dealer upon the occurrence of certain termination events as defined in the SPV’s trust agreement, such as a downgrade in the credit quality of the underlying SPV Bond, bankruptcy of or payment failure by the issuer of the SPV Bond, the broker-dealer’s inability to remarket Floating-Rate Notes that have been tendered due to insufficient buyers in the market or the SPV’s failure to obtain renewal of the liquidity support agreement provided for the Floating-Rate Notes. The Trust may enter into shortfall and forbearance agreements with an SPV’s sponsoring broker-dealer by which the Trust agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the SPV Bond and the liquidation value of the Floating-Rate Notes, as well as shortfalls in interest cash flows. Such agreements may expose the Trust to a risk of loss that exceeds its investment in the residual interest bonds. Absent a shortfall and forbearance agreement, the Trust would not be required to make such a reimbursement.

The Trust will segregate or earmark liquid assets at its custodian equal to the value of economic leverage created by residual interest bonds, whether initiated by the Trust or purchased on the secondary market.

Investments in residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. Because the residual interest bond is an inverse floating rate security and only pays a residual income, compared to fixed rate municipal bonds, the value of residual interest bonds will fluctuate to a greater extent in response to changes in prevailing

Leverage

long-term interest rates. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Moreover, the income earned on such bonds will fluctuate in response to changes in prevailing short-term interest rates. When residual interest bonds are held by the Trust, an increase in short- or long-term market interest rates may adversely affect the income received from such bonds or the net asset value of Common Shares.

OTHER FORMS OF LEVERAGE

Although the Trust has no current intention to do so, the Trust is authorized also to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities, to the maximum extent permitted by the 1940 Act. The Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily total managed assets, including assets purchased with forms of leverage, so the fees will be higher when leverage is utilized.

EFFECTS OF LEVERAGE

Assuming the utilization of leverage in the amount of 45% of the Trust’s total managed assets and that the Trust will bear expenses relating to that leverage at an average annual rate of 1.00%, the additional income that the Trust must earn (net of expenses) in order to cover such leverage related expenses is 0.45% of total managed assets. The Trust’s actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Common Shares of leverage in the amount of approximately 45% of the Trust’s total managed assets, assuming hypothetical annual returns of the Trust’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Common Share return assuming 45% leverage	-19.00%	-9.91%	-0.82%	8.27%	17.36%

Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal securities investments is entirely offset by losses in the value of those securities.

In the event that the Trust determines in the future to utilize alternative or additional forms of leverage, there can be no assurance that such strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in leverage costs

Leverage

may affect the income and return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Trust’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily total managed assets, including assets purchased with forms of leverage. Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, so the fees would be higher if leverage is utilized.

Risk considerations

NO OPERATING HISTORY

The Trust is a closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance, and is designed for long-term investors and not as a trading vehicle.

INVESTMENT AND MARKET RISK

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Trust, which will generally trade in the over-the-counter markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

MARKET DISCOUNT RISK

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. The trading price of the Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

15-YEAR TERM RISK

Because the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its Termination Date, its portfolio composition may change as certain portfolio holdings are called or sold,

Risk considerations

which may cause the returns to decrease and the net asset value of the Common Shares to decline. If the Trust distributes the proceeds of matured, called or sold securities in one or more liquidating distributions prior to the final liquidation, such liquidation distributions would reduce the total managed assets of the Trust causing expenses borne by Common Shares to increase. If the Trust invests the proceeds of matured, called or sold securities in advance of the liquidation in cash or lower yielding securities the performance of the Trust may be adversely affected.

The Trust’s investment objective and policies are not designed to seek to return to investors who purchase Common Shares in this offering their initial investment on the Termination Date. When terminated, the Trust’s distributions will be based upon the Trust’s net asset value at the end of the term and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination.

INTEREST RATE AND INCOME RISK

The prices of municipal obligations tend to fall as interest rates rise. When interest rates decline, the value of municipal obligations held by the Trust can be expected to rise. Interest rate risk is the risk that the municipal obligations in the Trust’s portfolio will decline in value because of increases in market interest rates. These risks may be greater in the current market environment because of prevailing low interest rates. In typical market interest rate environments, the prices of longer-term municipal obligations tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term municipal obligations. A decline in the prices of the municipal obligations owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Common Shares. This risk is usually greater among municipal obligations with longer maturities or durations. Although the Trust has no policy governing the maturities or durations of its investments, the Trust expects that initially it will invest in a portfolio of longer-term securities, generally with maturities of 10 years or greater. This means that the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term municipal obligations. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps and forward rate contracts, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Trust’s exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful.

The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If long-term interest rates drop, investors’ income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons.

The Trust anticipates initially incurring economic leverage by investing in residual interest bonds. Compared to similar fixed-rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates may adversely affect the income received from such bonds or the net asset value of Trust shares.

Risk considerations

CALL AND REINVESTMENT RISKS

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust would likely replace such called security with a lower yielding security. If that were to happen, it could decrease the Trust’s dividends and possibly could affect the market price of Common Shares. Similar risks exist when the Trust invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Trust’s current earnings rate.

CREDIT RISK

Credit risk is the risk that one or more municipal bonds in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust’s net asset value or dividends. Securities rated in the fourth highest category (i.e., Baa by Moody’s or BBB by S&P or Fitch) are considered investment grade quality, but may have speculative characteristics.

The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Municipal securities of below investment grade quality are speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Lower grade securities tend to be less liquid than investment grade securities and the market values of lower grade securities tend to be more volatile than investment grade securities.

Changes in the credit quality of the issuers of municipal obligations held by the Trust will affect the principal value of (and possibly the income earned on) such obligations. The credit quality of an issuer of municipal obligations may be affected by a variety of factors, including the issuer’s tax base, the extent to which the issuer relies on federal or state aid, limitations on the taxing power of the issuer and changes in general economic conditions. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Trust’s investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

LIQUIDITY RISK

The secondary market for some municipal obligations is less liquid than that for widely traded taxable debt obligations or widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Trust may invest. The Trust has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Trust could find it more difficult to sell such securities at desirable times and/or prices. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded or at which the Trust has valued such securities and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust’s net asset value and ability to make distributions. At times, a portion of the Trust’s

Risk considerations

assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion or all of such securities.

MUNICIPAL BOND MARKET RISK

Investing in the municipal bond market involves certain risks. Certain securities in which the Trust will invest will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Trust’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of Eaton Vance than if the Trust were a stock fund or taxable bond fund.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Trust could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.

Many state and municipal governments are under significant economic and financial stress. Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Trust’s investments in municipal obligations. See “Risk Considerations—Current Economic Conditions.”

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Trust invests.

If the number of municipal borrowers and the amount of outstanding municipal securities contract, without corresponding reductions in investor demand for municipal securities, the Trust may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

BELOW INVESTMENT GRADE SECURITIES RISK

Up to 50% of the Trust’s total managed assets may be invested in municipal obligations that, at the time of investment, are rated below investment grade or unrated and deemed by the Adviser to be of below

Risk considerations

investment grade quality. Such obligations are commonly called “junk bonds” and will have speculative characteristics in varying degrees. Below investment grade securities held by the Trust are subject to higher risk. Also, their yields and market values may fluctuate more than higher rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Trust’s net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. These issuers may be particularly susceptible to market downturns, adverse economic or political events or other developments such as weather or other catastrophic events.

Secondary market trading in below investment grade securities may be less liquid than the market for higher grade securities. To the extent that there is no established market for some of the lower grade municipal obligations in which the Trust may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Trust, subject to the supervision of the Board. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal obligations held in the Trust’s portfolio, the ability of the Adviser to value the Trust’s securities becomes more difficult and the Adviser’s use of judgment may play a greater role in the valuation of the Trust’s securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established market exists as compared with the effects on securities for which a regular market does exist. Further, the Trust may have more difficulty selling such securities in a timely manner and at their stated value or at the value at which the Trust is carrying them than would be the case for securities for which an established market does exist.

Municipal obligations held by the Trust that are initially rated below investment grade may subsequently be determined by the Adviser to be of investment grade quality for purposes of the Trust’s investment policies if the securities subsequently are backed by escrow accounts containing U.S. Government obligations. The Trust may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by the Adviser. In the case of a defaulted obligation, the Trust may incur additional expense seeking recovery of its investment.

The Trust’s credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issuer or withdraws its assessment. Any such downgrade may adversely affect the market price and liquidity of the security. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.

UNRATED SECURITIES RISK

The Trust may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Trust’s credit quality policy. To the extent that the Trust invests in such unrated obligations, the Trust’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Trust invested in only rated obligations. Some unrated securities may not have an active trading market or may be difficult to value.

Risk considerations

INSURANCE RISK

Municipal obligations may be insured as to their scheduled payment of principal and interest. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the current yield on the insured obligation. Insured obligations also may be secured by bank credit agreements or escrow accounts. Changes in the ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Trust’s shares. The credit rating of an insured obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal obligations that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligations insured by that insurance company and on the municipal bond markets as a whole.

STATE AND SECTOR SPECIFIC RISK

The Trust has no current intention to invest 25% or more of its total managed assets in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future. If the Trust focuses its investments in any one state (or U.S. territory) the Trust may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory).

Up to 10% of the Trust’s total managed assets may be in municipal obligations collateralized by the proceeds from class action or other litigation against the tobacco industry. Such municipal obligations are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the major U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. See “Additional Investment Information and Restrictions—State Specific Investments” in the Statement of Additional Information for additional information about tobacco settlement bonds and the MSA.

To the extent the Trust focuses its investments in municipal obligations in one or more economic sectors, such as those relating to the education, health care, housing, transportation, or utilities industries, the Trust may be particularly exposed to specific types of adverse economic, business, political or other events.

Risk considerations

RESIDUAL INTEREST BOND RISK

Residual interest bonds create investment leverage in the Trust because they provide more than one dollar of exposure to municipal bonds for each dollar the Trust invests in them. As a result, the value of residual interest bonds may increase or decrease at a rate that is a multiple of the rate by which the value of the underlying municipal bonds underlying the residual interest bonds increase or decrease. The market values of residual interest bonds will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Trust may purchase residual interest bonds with shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. The Trust may also use derivatives to offset the volatility of residual interest bonds.

Residual interest bonds pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. Because the residual interest bond is an inverse floating rate security and only pays a residual income, compared to fixed rate municipal bonds, the value of residual interest bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Moreover, the income earned on such bonds will fluctuate in response to changes in prevailing short-term interest rates. In the extreme, increases in short-term interest rates may eliminate the interest paid to the Trust by residual interest bond investments.

The SPV underlying a residual interest bond may be terminated by the sponsoring broker-dealer upon the occurrence of certain termination events, such as a downgrade in the credit quality of the underlying SPV Bond, bankruptcy of or payment failure by the issuer of the SPV Bond, the broker-dealer’s inability to remarket Floating-Rate Notes that have been tendered due to insufficient buyers in the market or the SPV’s failure to obtain renewal of the liquidity support agreement provided for the Floating-Rate Notes.

The Trust may enter into shortfall and forbearance agreements with an SPV’s sponsoring broker-dealer by which the Trust agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the SPV Bond and the liquidation value of the Floating-Rate Notes, as well as shortfalls in interest cash flows. The SPV termination provisions and shortfall and forbearance agreements expose the Trust to risk of loss in SPV Bonds that may exceed its associated residual interest bond investments, and to the risk that it may be required to sell Trust assets to fulfill its obligations under the terms of the SPV with little or no advance notice, and that such sales may take place at inopportune times and/or unattractive prices.

Any economic effect of leverage through the Trust’s purchase of residual interest bonds will create an opportunity for increased net income and returns, but will also create the possibility that the Trust’s long-term returns will be diminished if the cost of leverage exceeds the return on the residual interest bonds purchased with leverage by the Trust.

The amount of fees paid to Eaton Vance for investment advisory services will be higher if the Trust uses financial leverage because the fees will be calculated based on the Trust’s total managed assets. Total managed assets include assets financed through the creation of SPVs, the issuance of preferred equity, borrowings and other forms of financial leverage, which may create a conflict of interest between Eaton Vance and the Common Shareholders.

Risk considerations

Investments in residual interest bonds require the Trust to maintain segregated assets in accordance with applicable interpretations of the staff of the SEC. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, investment in residual interest bonds may limit the Trust’s flexibility and may require the Trust to sell other portfolio securities to pay Trust expenses or to meet other obligations at time when it may be disadvantageous to do so.

RISKS OF MUNICIPAL LEASE OBLIGATIONS (“MLOS”) AND CERTIFICATES OF PARTICIPATION

MLOs and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. MLOs are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) that is issued by state or local governments to acquire equipment and facilities. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance. MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis, which function to render constitutional and statutory requirements for the issuance of debt inapplicable to such obligations. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Participations in municipal leases are undivided interests in a portion of the total obligation or in an unmanaged pool of municipal leases or installment contracts. Certificates of participation involve the same risks as the underlying municipal leases. Participations entitle their holders to receive a pro rata share of all payments under the lease or pool of leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to an underlying lease. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities. Certain MLOs may be deemed illiquid for the purpose of the Trust’s limitation on investments in illiquid securities, unless determined by the Adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The Adviser will consider a MLO to be liquid if it is rated investment grade (being an MLO rated BBB or Baa or higher) by a nationally recognized statistical ratings organization or is insured by an insurer rated investment grade. If an MLO or participation does not meet the foregoing criteria, then the Adviser will consider the MLO to be illiquid unless it conducts an analysis of relevant factors and concludes that the MLO is liquid. In conducting such an analysis, the Adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the Adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the

Risk considerations

frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Trust might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its right, which may increase the Trust’s operating expenses and adversely affect the net asset value of the Trust. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Trust would not have the right to take possession of the assets. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.

PRIVATE ACTIVITY BOND RISK

Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Trust derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Trust’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

INFLATION RISK/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Trust’s cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s investments.

Risk considerations

LEVERAGE RISK

The Trust anticipates using leverage to seek to enhance returns, initially by investing in residual interest bonds. The Trust will comply with the asset segregation requirements of the 1940 Act in making such investments. The Trust currently intends to utilize leverage not in excess of 45% its total managed assets. Residual interest bonds are securities that pay interest at rates that vary inversely with changes in prevailing short-term interest rates and provide the economic effect of leverage. Although the Trust has no current intention to do so, the Trust is authorized also to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. There can be no assurance a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in leverage costs will affect income and return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Trust’s distributions may be greater than if leverage had not been used. Conversely, if the income earned on the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares, borrowings and other forms of leverage would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily total managed assets, including assets purchased using proceeds from the issuance of preferred shares, borrowings and other forms of leverage, and/or the purchase of residual interest bonds, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ leverage.

DERIVATIVES RISK

The Trust may invest without limitation in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging or investment purposes. The loss on derivative instruments (other than purchased options) may substantially exceed amounts invested in these instruments. Derivative transactions in which the Trust may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Trust to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Trust’s securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust’s performance. The Trust also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Trust’s performance.

Risk considerations

The use of derivatives to enhance income is considered to be speculative in nature. The use of derivatives may result in greater losses than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security it might otherwise sell. Segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Trust for investment or operational purposes. Certain derivative transactions may have economic characteristics similar to leverage. See “—Leverage Risk”

COUNTERPARTY RISK

Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s residual interest bonds or other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have in recent years incurred significant financial hardships, including bankruptcy and material loss of credit standing as a result of exposure to investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Trust to counterparties, the Trust assumes the risk that its counterparties could experience future financial hardship.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Trust.

SWAPS RISK

Whether the use of swap agreements will be successful will depend on the Adviser’s ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments. Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Trust’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Trust under the swap). Developments in the swaps market, including potential government regulation, could adversely affect the Trust’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future. If there is a default by the counterparty to a swap, the Trust will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.

FUTURES RISK

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the

Risk considerations

specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Trust realizes a capital gain, or if it is more, the Trust realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Trust realizes a capital gain, or if it is less, the Trust realizes a capital loss. The Adviser has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act with respect to the Trust and therefore, neither the Adviser nor the Trust are subject to registration or regulation thereunder.

STRUCTURED NOTES RISK

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

TAX RISK

The value of the Trust’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal obligations normally is not subject to regular federal income taxation under current tax law, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal obligations. Congress is currently actively considering significant changes to federal tax law, including changes to the tax-exempt status of such municipal bond interest.

The Trust will invest in municipal obligations in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income under the regular federal income tax, and the Adviser will typically not independently verify that opinion. Subsequent to the Trust’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Trust as “exempt-interest dividends” could be adversely affected, subjecting the Trust’s Common Shareholders to increased federal income tax liabilities.

MANAGEMENT RISK

The Trust is subject to management risk because it is actively managed. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively

Risk considerations

implement strategies that achieve the Trust’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

POTENTIAL CONFLICTS OF INTEREST RISK

The Adviser provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Trust. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Trust. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, the Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. The Adviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS RISK

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Trust agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Trust does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

OTHER INVESTMENT COMPANIES AND ETF RISK

The Trust may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.

The Trust may invest in the securities of ETFs, to the extent permitted by law. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective

Risk considerations

indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Trust invests in ETFs, the Trust must bear these expenses in addition to the expenses of its own operation.

CURRENT REGULATORY ENVIRONMENT RISK

Congress is currently actively considering significant changes to federal tax law, including changes to the tax-exempt status of such municipal bond interest. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Trust’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Trust from using such instruments as part of its investment strategy, which could negatively impact the Trust. For example, some legislative and regulatory proposals, such as those in the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Trust, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Trust to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Trust engages in derivative transactions also could prevent the Trust from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Trust’s ability to achieve its investment objective.

CURRENT ECONOMIC CONDITIONS RISK

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Trust. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The

Risk considerations

financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

UNITED STATES CREDIT RATING DOWNGRADE RISK

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook. Moody’s affirmed the Aaa long-term sovereign credit rating of the U.S. on November 21, 2011 while maintaining its negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on municipal issuers and the Trust. In addition, following S&P’s downgrade of the U.S., the major rating agencies have also placed many municipalities on review for potential downgrades, which could impact the market price, liquidity and volatility of the municipal securities held by the Trust in its portfolio. If the universe of municipal securities meeting the Trust’s ratings and credit quality requirements shrinks, it may be more difficult for the Trust to meet its investment objective and the Trust’s investments may become more concentrated in fewer issues.

ANTI-TAKEOVER PROVISIONS

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. See “Description of Capital Structure — Anti-Takeover Provisions in the Declaration of Trust.”

Management of the Trust

BOARD OF TRUSTEES

The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Trust’s investment adviser under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International

Management of the Trust

Place, Boston, Massachusetts 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance and its affiliates serve as investment advisers to investment companies and individual and institutional clients. As of December 31, 2012, Eaton Vance and its affiliates managed approximately $238.4 billion of assets, including 54 open-end and closed-end municipal bond funds with combined assets of about $16.5 billion. Eaton Vance is a direct wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management and administration.

Eaton Vance employs 46 personnel in its municipal bond department, with teams in both Boston and New York, including 15 portfolio managers, 6 traders and 16 research analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance and certain of its subsidiaries on a combined basis currently manage separately managed municipal investment accounts, 15 national municipal investment companies, and 39 single state municipal investment companies, with combined assets of about $29.3 billion. Of the municipal income funds managed by Eaton Vance, 20 are closed-end funds.

Under the general supervision of the Board, Eaton Vance will act as investment adviser for and manage the investment and reinvestment of the assets of the Trust and administer its affairs. As investment adviser to the Trust, Eaton Vance will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Trust’s assets will be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the 1940 Act. Eaton Vance will furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and will pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities. In return for these investment advisory services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.60% of the Trust’s average daily total managed assets. For purposes of this calculation, “total managed assets” of the Trust shall mean total assets of the Trust, including any form of leverage, minus all liabilities incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objective and policies, and/or (iv) any other means; all as determined in accordance with GAAP. Accordingly, assuming that the Trust issues 7,500,000 Common Shares and employs leverage up to the maximum of 45% of total managed assets, the effective advisory fee borne by Common Shareholders would be 1.09%. In approving the Advisory Agreement, the Board considered that the fee payable to the Adviser is determined based on the total managed assets of the Trust, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser will increase with the use of leverage. Under GAAP, residual interest bonds created from bonds sold by the Trust to the SPV are reflected on the Trust’s books as a financing arrangement regarding the bonds sold to the broker that creates an SPV. Under this accounting, the full value of the municipal bonds remains on the Trust’s books as an asset. The Trust’s books also show the Trust as issuing the full value of the floaters attributable to the bond and incurring a related debt in this amount. Accordingly, the amount of indebtedness leverage in the transaction for financial accounting purposes is the amount of the value of the floaters.

Management of the Trust

In connection with the Board’s annual review of the Advisory Agreement, the Board will consider the Trust’s use of leverage, including through the investment in residual interest bonds, and the conflicts of interest that arise from these activities.

A discussion regarding the basis for the Board approval of the Advisory Agreement will be available in the Trust’s initial report to Shareholders.

Cynthia J. Clemson, Thomas M. Metzold, CFA, William H. Ahern, Jr., CFA, Craig R. Brandon, CFA, and Adam Weigold, CFA are the portfolio managers of the Trust, members of Eaton Vance’s Boston team, and are responsible for day-to-day management of the Trust’s investments. Each of Ms. Clemson and Messrs. Metzold, Ahern, Brandon and Weigold also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust.

The Trust and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Trust but currently receives no compensation for providing administrative services to the Trust. Under the Advisory Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Board. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees’ and Shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business.

Determination of net asset value

The net asset value per share of the Trust is determined no less frequently than daily, on each day that the New York Stock Exchange (the “NYSE”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The Trust’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Trust, and such obligations, including those purchased on a when-issued basis,

Determination of net asset value

will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses factors which may include: information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at closing settlement prices on the valuation day, unless such price does not reflect the fair value of the contract, in which case the positions will be valued in accordance with the Trust’s procedures.

Distributions

The Trust currently intends to make monthly distributions of net investment income. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately 45 to 60 days and are expected to be paid approximately 60 to 90 days after the completion of this offering. See “Description of Capital Structure.”

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a U.S. Common Shareholder that is not subject to special rules under the Code and that you hold the Common Shares as a capital asset (generally, property held for investment).

A U.S. Common Shareholder means an owner of Common Shares that, for federal income tax purposes is a citizen or individual resident of the United States, a corporation (including any entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate the income of which is subject to federal income taxation regardless of its source, or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The Trust intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Trust must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Trust is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

The Trust currently intends to invest a sufficient portion of its assets in tax-exempt municipal obligations so that it will be permitted to pay “exempt-interest dividends” (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in

Federal income tax matters

additional Common Shares, ordinarily will constitute income exempt from regular federal income tax under current federal tax law. Interest on certain municipal obligations, such as certain private activity bonds, however, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Trust receives income from such municipal obligations, a portion of the dividends paid by the Trust, although exempt from regular federal income tax, will be taxable to Common Shareholders to the extent that their tax liability is determined under the AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. The Trust will annually provide a report indicating the percentage of the Trust’s income attributable to municipal obligations subject to the AMT. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Trust. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. The maximum tax rate for individuals on long-term capital gains is 20%. The net investment income, including capital gains, of certain individuals, estates and trusts will be subject to an additional 3.8% Medicare tax and certain individuals may be subject to limitations on the use of itemized deductions, which can increase the effective tax rate of such persons by 1.2%. The Trust does not currently expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Trust will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, if the Trust issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Trust during the year.

Federal income tax matters

Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and other ordinary income are currently taxed at ordinary income rates (currently a maximum of 39.6%), while the maximum tax rate for individuals on long-term capital gains is 20%. An additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains received by such shareholders. Certain individuals may be subject to limitations on the use of itemized deductions, which can increase the effective tax rate of such persons by 1.2%. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Trust’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Trust.

If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Federal income tax matters

The Trust may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Trust invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, the Trust may be required to “backup” withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Dividend reinvestment plan

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Trust distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Trust (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

Dividend reinvestment plan

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Trust purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Trust does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Trust reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Trust is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Trust intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole Share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, and provides for the indemnification by the Trust or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the By-Laws or by contract, vote or other action of the Trustees. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Trust has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. The Common Shares have no preemptive rights.

The Trust generally will not issue Share certificates. However, the Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Trust to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Trust, effect on the Trust’s expenses, whether such transactions would impair the Trust’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade

Description of capital structure

at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding shares of beneficial interest in the Trust either by declaration in writing filed with the custodian of the securities of the trust or by votes cast in person or by proxy at a meeting called for the purpose.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of common stock of the Trust then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of such shares and their associates, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, or (ii) the transaction is with a Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries. For purposes of these provisions, the term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the issued and outstanding shares of the Trust or of any class of shares and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv) the sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Description of capital structure

CONVERSION TO OPEN-END TRUST

The Trust may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(1) and 5(a)(2), respectively, of the 1940 Act upon the affirmative vote or consent of the holders of two-thirds of each class of shares outstanding (with each class separately voting thereon or consenting thereto as a separate class). Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the issued and outstanding shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange. However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Trust (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion. The composition of the Trust’s portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Trust’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Trust’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Trust to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

TERM

The Trust currently intends to cease its investment operations on or about June 30, 2028 and thereafter liquidate its portfolio, retire or redeem leverage facilities and distribute its net assets to Common Shareholders of record as of the Termination Date. The Declaration provides that the Trust in ordinary circumstances will terminate its existence not later than 120 days after the Termination Date or such earlier time that the Trust has wound up its affairs. The Board may terminate the Trust prior to this date. The Declaration provides also that the Trust’s term may be extended by the Board, without a vote of Common Shareholders, for a period of not more than 12 months from the Termination Date. The Trust’s term may only be extended further than a 12 month period with a vote of Common Shareholders.

Underwriting

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, and Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036 as their managing representatives ( the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust and the Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Common Shares set forth opposite the their respective names. The Underwriters are committed and purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Pershing LLC
Southwest Securities, Inc.
Wunderlich Securities, Inc.
Total

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Trust has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Trust that the Underwriters may pay up to $         per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $         per Common Share to certain other dealers who sell Common Shares. The Adviser or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $0.04 per Common Share. The Adviser or an affiliate has agreed to reimburse all organizational costs of the Trust. Investors must pay for any Common Shares purchased on or before              , 2013.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Trust. Consequently, the offering price for the Common Shares was determined by negotiation among the Trust and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and

Underwriting

continue after this offering. The Trust anticipates that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker symbol “ETX.”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Trust and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances of Common Shares pursuant to the Trust’s Plan, as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Trust that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Trust anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

ADDITIONAL COMPENSATION

Eaton Vance (not the Trust) has agreed to pay to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC

Custodian and transfer agent

Capital Markets, LLC and Pershing LLC from its own assets a structuring fee for advice relating to the structure, design and organization of the Trust as well as for services related to the sale and distribution of the Trust’s Common Shares in the amount of $        , $        , $        , $        , $          and $        , respectively. The structuring fee paid to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, and Pershing LLC will not exceed         %,         %,         %,         %,         % and         % respectively, of the total public offering price of the Common Shares sold in this offering.

Eaton Vance (not the Trust) also may pay from its own assets certain other qualifying underwriters structuring fees, sales incentive fees or additional compensation in connection with the offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees, all forms of additional payments to the underwriters, if any and the reimbursement by the Trust of certain expenses of the Underwriters, will not exceed 9.00% of the total public offering price of the Common Shares offered hereby.

Custodian and transfer agent

State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. State Street maintains the Trust’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company is the transfer agent and dividend disbursing agent of the Trust.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by K&L Gates LLP, Boston, Massachusetts and for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

Reports to shareholders

The Trust will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

Deloitte & Touche LLP, Boston, Massachusetts, is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements.

Additional information

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (file No. 333-185340). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of contents of the Statement of Additional Information

Additional investment information and restrictions	3

Trustees and officers	16

Investment advisory and other services	24

Portfolio trading	27

Federal income tax matters	29

Other information	32

The Trust’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

.

6596-3/13

CE-ETXFP

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion March 22, 2013

EATON VANCE MUNICIPAL INCOME TERM TRUST

Two International Place

Boston, Massachusetts 02110

(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance Municipal Income Term Trust (the “Trust”) dated [•], 2013, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Trust at
1-800-225-6265.

This Statement of Additional Information is dated [•], 2013

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Trust’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective.

High Yield Securities

High yield securities (commonly referred to as “junk bonds”) are considered to be of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk. High yield securities may be subject to higher risk and include certain corporate debt obligations, higher yielding preferred securities and mortgage-related securities, and securities convertible into the foregoing. They are regarded as predominantly speculative with respect to the entity’s continuing ability to meet principal and interest payments. Also, their yields and market values may fluctuate more than higher rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Trust’s net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.

Stressed and Distressed Securities

Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; ( c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities. The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar. For additional information about Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, see “Events Regarding FNMA and FHLMC” herein.

3

Municipal Obligations

Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Trust will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Trust derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Trust’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). For both individual and corporate taxpayers, the American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax for interest on private activity bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Revenue bonds have been issued to fund a wide variety of capital projects, including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Trust may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Trust anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest

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on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. The Trust will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Trust as a result of any such event, and the Trust may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Trust anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Trust. The Trust will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such municipal obligations will normally fluctuate with changes in interest rates, and, therefore, the NAV of the Trust will be affected by such changes.

State Specific Investments.

The Trust has no current intention to invest 25% or more of its total managed assets (but may invest up to such amounts) in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future. If the Trust invests 25% or more of its gross assets in any one state (or U.S. territory), the Trust may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or U.S. territory). Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks. For purposes of this policy, the Trust’s investments in pre-refunded municipal obligations that are fully backed as to payment of principal and interest by a pledge to an independent escrow agent of U.S. Government securities shall not count as obligations of an issuer located in a particular state.

Sector Concentration.

During normal market conditions, the Trust may invest up to 25% of its total managed assets in municipal obligations in any one industry and no more than 5% of its total managed assets in any one issuer. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in a particular industry. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, as they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressure is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical

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insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments. They are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Under normal market conditions, the Trust may invest up to 10% of its total managed assets in tobacco settlement bonds. Standard tobacco settlement bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed, but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Fixed-Income Securities

Fixed-income securities are used by issuers to borrow money. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity. The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation. Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired. The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. While typically paying a fixed rate of income, preferred securities may be considered to be equity securities for purposes of the Trust’s investment restrictions.

Cash Equivalents

Cash equivalents include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities. See “U.S. Government Securities” above. Certificates of deposit are certificates issued against the Trust, deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

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The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalents are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to federal income, state income and/or other taxes.

Common Stock

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stock

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights. Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. While a part of an issuer’s equity structure, preferred securities may be considered to be fixed-income securities for purposes of the Trust’s investment restrictions.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Trust is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute that income for each taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust would be required to distribute the income on these instruments as it accrues, even though the Trust will not receive the income

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on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Variable and Floating Rate Debt Instruments

Variable rate instruments provide for adjustments in the interest rate at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Trust would anticipate using these bonds as cash equivalents pending longer term investment of its Trusts. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Derivative Instruments

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”). Trust obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Trust’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Trust may realize losses.

OTC Derivatives. OTC derivative instruments involve an additional risk in that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Trust to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Trust can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Trust.

Credit Derivatives. The Trust may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized

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as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Trust will only enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The Trust may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Trust would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over the-counter market.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Trust (or of securities that the Trust expects to purchase). The Trust may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Trust are traded on exchanges or boards of trade that are licensed and regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Trust may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Trust will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Trust engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Trust from closing out positions and limiting its losses.

The Trust will engage in futures and related options transactions for either hedging or non-hedging purposes. The Trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Trust or which it expects to purchase. The Trust will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Trust as a regulated investment company for federal income tax purposes. The Trust has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Residual Interest Bonds. The Trust may invest in residual interests in a trust that holds municipal securities (“inverse floaters” also known as “residual interest bonds”). The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose the Trust to leverage risk because they provide more than one dollar of bond market exposure for every dollar invested, they are not subject to the Trust’s restrictions on borrowings.

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A tender option bond trust typically can be collapsed or closed by the holder of the residual interest bonds (such as the Trust) or by the liquidity provider. Generally, because the Trust may act to collapse the tender option bond trust and receive the value of the residual interests bonds held by the Trust within 7-days, such residual interest bonds are considered liquid securities when held by the Trust.

At the discretion of the Adviser, the Trust may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Trust. The Trust generally may enter into such agreements (i) when the liquidity provider to the tender option bond trust requires such an agreement because the level of leverage in the tender option bond trust exceed the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the tender option bond trust in the event that the municipal obligation held in the trust has declined in value. Such agreements commit the Trust to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Such agreements may expose the Trust’s other assets to losses. Absent a shortfall and forbearance agreement, the Trust would not be required to make such a reimbursement. If the Trust chooses not to enter into such an agreement, the inverse floater could be terminated and the Trust could incur a loss. Consistent with SEC staff guidance, the Trust will segregate or earmark liquid assets with its custodian on a mark-to-market basis to cover any such payment obligations to liquidity providers.

Redemption, Demand and Put Features and Put Options

Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Trust may retain the bond if interest rates decline.

Liquidity and Protective Put Options

The Trust may enter into a separate agreement with the seller of the security or some other person granting the Trust the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Trust intends to limit this type of transaction to institutions (such as banks or securities dealers) that the Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Trust or that selling institutions will be willing to permit the Trust to exercise a put to hedge against rising interest rates. The Trust does not expect to assign any value to any separate put option that may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options

The Trust may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Trust at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and, therefore, the Trust would not be entitled to the appreciation above such price.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon. The principal amount of an inflation-indexed bond is

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adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Event-Linked Exposure

The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. There is limited trading history for event-linked securities. Event-linked exposures may also be subject to liquidity risk, which is the risk that is the risk that the event-linked securities held by the Trust may be difficult or impossible to sell at the time that the Trust would like or at the price that the Trust believes the security is currently worth.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Trust may not be successful. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is

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structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes the Trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Trust.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Trust will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Trust’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price. In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements that mature in more than seven days will be treated as illiquid. Unless the prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Credit-Linked Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Securities may be purchased on a “forward commitment ,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Trust agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Trust does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

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From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Illiquid Obligations

Illiquid securities include obligations legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A obligations may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Trust) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

At times, a portion of the Trust’s assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. It may also be more difficult to determine the fair value of such securities for purposes of computing the Trust’s net asset value.

Other Investment Companies

The Trust may invest in pooled investment vehicles including other open-end or closed-end investment companies, exchange-traded Trusts (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange. The demand for the closed-end Trust securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values. The Trust generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Trust.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Trust invests in ETFs, the Trust must bear these expenses in addition to the expenses of its own operation.

Portfolio Trading and Turnover Rate

A change in the securities held by the Trust is known as “portfolio turnover” and generally involves expense to the Trust, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Trust to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities – excluding securities whose maturities at acquisition were one year or less. The Trust’s portfolio turnover rate is not a limiting factor when the Adviser considers a change in the Trust’s portfolio holdings.

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Warrants to Purchase Securities

Warrants are an option, but not the obligation, to purchase an instrument at a fixed price valid for a specific period of time. Warrants typically are issued by the issuer of the underlying reference instrument. Warrants do not represent ownership of the instrument, but only the right to buy it. The prices of warrants do not necessarily move parallel to the prices of the underlying reference instruments. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. These factors can make warrants more speculative than other types of investments. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which the Trust itself is regulated. Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objective.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings. Furthermore, volatile financial markets can expose the Trust to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Trust. The Trust has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. Eaton Vance will monitor developments and seek to manage the Trust in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so.

Lending Portfolio Securities

The Trust may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade at the time a loan is made. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Trust may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Trust for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Trust or the borrower at any time. Upon termination and return of the loaned securities, the Trust would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Trust realizing a loss at a time when it would not otherwise do so. The Trust also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.

The Trust will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Trust will not be entitled to exercise voting or other beneficial rights on loaned securities. The Trust will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Trust’s interest to do so, taking into account the related loss of reinvestment income and other factors.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Trust. As a matter of fundamental policy, the Trust may not:

(1) Borrow money, except as permitted by the 1940 Act;

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(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Trust of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

(8) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

The Trust may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities. In regards to restrictions (1) and (2) above, any borrowing by the Trust (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Trust is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Trust may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The Adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the Adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Trust has adopted the following non-fundamental investment policy which may be changed by the Trustees without approval of the Trust’s shareholders. As a matter of non-fundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short.

Upon Board of Trustees’ approval, the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

The Trust’s investment objective is considered a non-fundamental policy that may be changed by the Trustees without prior notice to or approval of the holders of the Trust’s common shares (“Common Shareholders”). The Trust’s policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in municipal obligations is considered fundamental and may be changed only upon Common Shareholder approval.

Whenever an investment policy or investment restriction set forth in the Trust’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust

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to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
INTERESTED TRUSTEE

THOMAS E. FAUST JR. 1958	Class I Trustee	Since 2012	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 191 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	183	Director of EVC and Hexavest Inc.

NON-INTERESTED TRUSTEES

SCOTT E. ESTON 1956	Class I Trustee	Since 2012	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).	183	None

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BENJAMIN C. ESTY (A) 1963	Class I Trustee	Since 2012	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	183	None

ALLEN R. FREEDMAN 1940	Class I Trustee	Since 2012	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).	183	Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

WILLIAM H. PARK 1947	Class II Trustee	Since 2012	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	183	None

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RONALD A. PEARLMAN 1940	Class III Trustee	Since 2012	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	183	None

HELEN FRAME PETERS 1948	Class III Trustee	Since 2012	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	183	Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

LYNN A. STOUT 1957	Class III Trustee	Since 2012	Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	183	None

HARRIETT TEE TAGGART 1948	Class II Trustee	Since 2012	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm)(1983-2006).	183	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011)

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RALPH F. VERNI (A) 1943	Chairman of the Board and Class III Trustee	Trustee since 2012; Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	183	None

(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures (except for Mr. Eston and Ms. Taggart), the Trustees also served as Board members of one or more of the following funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupations During Past Five Years
PAYSON F. SWAFFIELD 1956	President	Since 2012	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 132 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer and Principal Financial Accounting Officer	Since 2013*	Vice President of Eaton Vance and BMR. Officer of 183 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Secretary and Chief Legal Officer	Since 2012	Vice President of Eaton Vance and BMR. Officer of 183 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2012	Vice President of Eaton Vance and BMR. Officer of 183 registered investment companies managed by Eaton Vance or BMR.

*	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2012.

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board has engaged the Adviser and (if applicable) a sub-adviser (collectively the “Adviser”) to manage the Trust and an administrator to administer the Trust and is responsible for overseeing such adviser and administrator and other service providers to the Trust. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

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The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Trust, the Board directly, or through a committee, relies on and reviews reports from, among others, Trust management, the Adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Trust service providers responsible for day-to-day oversight of Trust investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. The Board also interacts with the CCO and with senior personnel of the Adviser, administrator, principal underwriter and other Trust service providers and provides input on risk management issues during meetings of the Board and its committees. Each of the Adviser, administrator, principal underwriter and the other Trust service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Trust performance. The Board has appointed a Trust Chief Compliance Officer who oversees the implementation and testing of the Trust compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, sub-advisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Trust’s shares. The administrator, the Adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Trust regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Independent Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Trust; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

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Scott E. Eston. Mr. Eston has served as a member of the Eaton Vance Fund Boards since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm. From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was employed at Coopers & Lybrand (now PricewaterhouseCoopers) (since 1987 as a Partner).

Benjamin C. Esty. Mr. Esty has served as a member of the Eaton Vance Fund Boards since 2005 and is the Chairperson of the Portfolio Management Committee. He is the Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head at the Harvard University Graduate School of Business Administration.

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007). He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

Allen R. Freedman. Mr. Freedman has served as a member of the Eaton Vance Fund Boards since 2007 and is the Chairperson of the Governance Committee. Mr. Freedman also serves as a Director of Assurant, Inc. and Stonemor Partners L.P. Mr. Freedman was previously a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007. Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company he from which he retired in 2000. Mr. Freedman also previously served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company. Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Chairperson of the Audit Committee. He has been Chief Financial Officer of Aveon Group, L.P. since 2010. Previously, Mr. Park served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman. Mr. Pearlman has served as a member of the Eaton Vance Fund Boards since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. He is a Professor of Law at Georgetown University Law Center. Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990.

Helen Frame Peters. Ms. Peters has served as a member of the Eaton Vance Fund Boards since 2008. She is currently a Professor of Finance at Carroll School of Management, Boston College and a Director of BJ’s Wholesale Club, Inc. Formerly, Ms. Peters was the Dean of Carroll School of Management, Boston College from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. From 2004-2011. In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Lynn A. Stout. Ms. Stout has served as a member of the Eaton Vance Fund Boards since 1998. She has been a Distinguished Professor of Corporate and Business Law at the Cornell University Law School since 2012. Previously, Ms. Stout was the Paul Hastings Professor of Corporate and Securities Law from 2006-2012 and Professor of Law from 2001-2006 at the University of California at Los Angeles School of Law.

Harriett Tee Taggart. Ms. Taggart has served as a member of the Eaton Vance Fund Boards since 2011. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albermarle Corporation, a specialty chemical company where she serves as a member of the Audit Committee and of the Nomination and Governance Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she also serves as member of the Audit Committee. Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

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Ralph F. Verni. Mr. Verni has served as a member of the Eaton Vance Fund Boards since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee. Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life. Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006.

The Board of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees.

Messrs. Freedman (Chair) Eston, Esty, Park, Pearlman and Verni and Mmes. Peters, Stout and Taggart are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons. As of the date of this SAI, the Governance Committee has met once.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair), Eston and Verni, and Mmes. Peters and Stout are members of the Audit Committee. The Board has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Trust’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Trust; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Trust. As of the date of this SAI, the Audit Committee convened one time.

Messrs. Verni (Chair), Esty, Freedman and Park, and Mmes. Peters and Taggart are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Trust, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board. As of the date of this SAI, the Contract Review Committee has not convened.

Messrs. Esty (Chair) and Freedman, and Mmes. Peters and Taggart are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Trust and its investment adviser and sub-adviser(s), if applicable, relative to the Trust’s stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Trust; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened one time.

Messrs. Pearlman (Chair) and Eston, and Ms. Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Trust; (ii) serve as a liaison between the Board and the Trust’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened one time.

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Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds

Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Scott E. Eston	None	Over $100,000*
Benjamin C. Esty	None	Over $100,000
Allen R. Freedman	None	Over $100,000
William H. Park	None	Over $100,000
Ronald R. Pearlman	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Harriett Tee Taggart	None	Over $100,000
Lynn A. Stout	None	Over $100,000*
Ralph F. Verni	None	Over $100,000

*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2012, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.

During the calendar years ended December 31, 2011 and December 31, 2012, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above. During the calendar years ended December 31, 2011 and December 31, 2012 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Trustees of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Board member may elect to have his or her deferred fees invested in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained. There is no retirement plan for Board members.

The fees and expenses of the Board members of the Trust are paid by the Trust. (A Board member of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended January 31, 2014, it is anticipated that the Board members of the Trust will earn the following compensation in their capacities as Board members from the Trust. For the year ended December 31, 2012, the Board members earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

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Source of Compensation	Scott E. Eston		Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Lynn A. Stout		Harriett Tee Taggart	Ralph F. Verni
Trust	$644	(2)	$697	$644	$697	$697	$644	$697	(3)	$644	$966	(4)
Trust and Fund Complex(1)	$240,000	(5)	$260,000	$245,000	$260,000	$260,000	$240,000	$260,000	(6)	$240,000	$360,000	(7)

(1)	As of February 15, 2013, the Eaton Vance fund complex consists of 183 registered investment companies or series thereof.
(2)	Includes $322 of deferred compensation.
(3)	Includes $63 of deferred compensation.
(4)	Includes $238 of deferred compensation.
(5)	Includes $228,679 of deferred compensation.
(6)	Includes $45,000 of deferred compensation.
(7)	Includes $171,250 of deferred compensation.

Proxy Voting Policy

The Trust is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The members of the Board will review the Trust’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Trust proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Trust, except as contemplated under the Trust Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2)  on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under an investment advisory and administrative agreement (the “Investment Advisory and Administrative Agreement”) between the Adviser and the Trust. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to February 15, 2015 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of the Trust or by vote of a majority of the outstanding shares of the Trust. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or

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duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Pursuant to the Investment Advisory and Administrative Agreement, the Trust has agreed to pay the Adviser as compensation a fee for investment advisory services in the amount of 0.60% of the Trust’s average daily total managed assets. For purposes of this calculation, “total managed assets” of the Trust shall mean total assets of the Trust, including any form of investment leverage, minus all liabilities incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Directors of which are Mr. Faust, Jeffrey P. Beale, Daniel C. Cataldo, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter P. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer, and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and its affiliates who may also be officers, or officers and Directors of EVC and EV. As indicated under “Directors and Officers,” all of the officers of the Trust hold positions in the Eaton Vance organization.

Portfolio Managers

The portfolio managers of the Trust are Cynthia J. Clemson, Thomas M. Metzold, CFA, William H. Ahern, Jr., CFA, Craig R. Brandon, CFA and Adam Weigold, CFA, and they each manage other investment companies and/or investment accounts in addition to the Trust. The following table shows, as of December 31, 2012, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
William H. Ahern
Registered Investment Companies	13	$2,520.03	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$23.5	0	$0

Craig R. Brandon
Registered Investment Companies	13	$1,440.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Cynthia J. Clemson
Registered Investment Companies	10	$2,395.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Thomas M. Metzold
Registered Investment Companies	8	$6,975.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam A. Weigold
Registered Investment Companies	13	$1,088.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0

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Other Accounts	1	$23.5	0	$0

*	In millions of dollars.
**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Trust as of the date of this SAI. The following table shows the dollar range of securities beneficially owned in the Eaton Vance family of funds as of December 31, 2012.

Fund Name and Portfolio Manager	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
William H. Ahern	Over $1,000,000
Craig R. Brandon	$500,001 - $1,000,000
Cynthia J. Clemson	Over $1,000,000
Thomas J. Metzold	Over $1,000,000
Adam A. Weigold	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

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The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics

The Adviser and the Trust have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Trust’s Board, Eaton Vance will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render investment services to the Trust, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Trust.

Commodity Futures Trading Commission Registration

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to CFTC regulation. Because of its management of other strategies, Eaton Vance is registered with the CFTC as a commodity pool operator. Eaton Vance is also registered as a commodity trading advisor.

The SEC and CFTC have not yet adopted final rules harmonizing certain disclosure, reporting and recordkeeping requirements that will apply to funds designated as commodity pools. Therefore, additional information that may be required to be disclosed under these rules, additional regulatory requirements that may be imposed and additional expenses that may be incurred by the funds cannot currently be determined. The CFTC has neither reviewed nor approved the Trust’s investment strategies or this Statement of Additional Information.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render executive and administrative services to the Trust, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Trust’s business.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Trust’s investment adviser. The Trust is responsible for the expenses associated with its portfolio transactions. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including but not limited to the full range and quality of the services provided by the broker-dealer, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value of services

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rendered by the firm in other transactions, and the amount of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Trust. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment by the client of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There may be no stated commission in the case of securities traded in the over-the-counter markets. In such cases, the price paid or received by the client usually includes an undisclosed dealer markup or markdown (the “spread”). In an underwritten offering the price paid by the client includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser client a commission that is greater than the amount of commission another broker or dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or the overall responsibility which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealers that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers (“Proprietary Research Services”). Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide research services to an Adviser in exchange for a specified payment to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, an Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Trust and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. Research Services received by the Adviser may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented software, data bases and services that provide Eaton Vance with lawful and appropriate assistance in the performance of its investment decision making responsibilities. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in combination with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

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The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information. Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust and the Trust that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.

The discussions below and certain disclosure in the Prospectus provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a U.S. Common Shareholder that is not subject to special rules under the Code, and that you hold the Common Shares as a capital asset (generally, property held for investment). A U.S. Common Shareholder means an owner of Common Shares that, for federal income tax purposes is a citizen or individual resident of the United States, a corporation (including any entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate the income of which is subject to federal income taxation regardless of its source, or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code). The Trust must also distribute to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income. Such distributions will be treated as qualified dividend income with respect to Common

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Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Trust intends to invest a sufficient portion of its assets in tax-exempt municipal obligations so that it will be permitted to pay “exempt-interest dividends” (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Common Shares, ordinarily will constitute income exempt from regular federal income tax under current federal tax law. Interest on certain municipal obligations, such as certain private activity bonds, however, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Trust receives income from such municipal obligations, a portion of the dividends paid by the Trust, although exempt from regular federal income tax, will be taxable to Common Shareholders to the extent that their tax liability is determined under the AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. The Trust will annually provide a report indicating the percentage of the Trust’s income attributable to municipal obligations subject to the AMT. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Trust.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. The maximum tax rate for individuals on long-term capital gains is 20%. Certain individuals, estates and trusts will be subject to an additional 3.8% tax on net investment income, including net capital gains.

If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that the Trust distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Trust paid no U.S. federal income tax.

If the Trust makes a distribution to a shareholder in excess of the Trust’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder‘s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, if the Trust issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Trust during the year.

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Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and other ordinary income are currently taxed at ordinary income rates, while the maximum tax rate for individuals on long-term capital gains is 20%. An additional 3.8% tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains received by such shareholders. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Any interest on indebtedness incurred or continued to purchase or carry the Trust’s shares to which exempt-interest dividends are allocated is not deductible by shareholders. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Trust.

If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income and net tax-exempt income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Trust may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Trust invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, the Trust may be required to “backup” withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could

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affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The Code, with respect to all of the foregoing matters and other matters that may affect the Trust or the Common Shareholders, is constantly subject to change by Congress. In recent years there have been significant changes in the Code, and Congress is currently actively considering further significant changes to federal tax law, including possible changes to the tax-exempt status of interest income from municipal obligations. It is not possible at this time to predict whether or to what extent any changes will be made to the Code. Prospective investors should note that the Trust will not undertake to advise investors of any legislative or other developments. Such investors should consult their own tax advisers regarding pending and proposed legislation or other changes.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust or Bylaws protect a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 75% of the outstanding shares entitled to vote for such Trustee have removed him from that office for cause either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Secretary of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting. The Trust’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, is the independent registered public accounting firm for the Trust, providing audit services and consultation with respect to the preparation of filings with the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Municipal Income Term Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Term Trust (the “Trust”) as of February 7, 2013, and the related statement of operations for the period from December 5, 2012 (date of organization) through February 7, 2013. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Term Trust as of February 7, 2013, and the results of its operations for the period from December 5, 2012 (date of organization) through February 7, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2013

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FINANCIAL STATEMENTS

Eaton Vance Municipal Income Term Trust

STATEMENT OF ASSETS AND LIABILITIES

As of February 7, 2013

ASSETS
Cash	$100,000
Offering costs	300,000
Receivable from Adviser	15,000

Total assets	$415,000

LIABILITIES
Accrued offering costs	$300,000
Accrued organizational costs	15,000

Total liabilities	$315,000

Net assets applicable to 5,000 common shares of beneficial interest issued and outstanding	$100,000

Net asset value and offering price per share	$20.00

STATEMENT OF OPERATIONS

Period from December 5, 2012 (date of organization) through February 7, 2013

INVESTMENT INCOME	$—

EXPENSES
Organization costs	$15,000
Expense reimbursement	(15,000)

Net expenses	$—

Net investment income	$—

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

Eaton Vance Municipal Income Term Trust (“the Trust”) was organized as a Massachusetts Business Trust on December 5, 2012, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale of 5,000 shares to Eaton Vance Management, the Trust’s investment adviser (the “Adviser”).

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $15,000. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Trust at no expense.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated trust offering costs are $475,000, of which the Trust would pay $300,000 and Eaton Vance Management, would pay $175,000 based on such an estimate.

The Trust’s investment objective is to provide current income exempt from federal income tax. The Trust will seek to achieve its investment objective by investing primarily in municipal obligations, a portion of which are investment grade and a portion of which are below investment grade at the time of investment. There is no assurance that the Trust will achieve its investment objective.

NOTE 2—ACCOUNTING POLICIES

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Trust’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of the Trust operations. The offering costs reflected above assume the sale for 7,500,000 common shares of $143,250,000 after taking account of the Trust’s sales load.

Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT AND SUB-ADVISORY AGREEMENT

Eaton Vance serves as administrator of the Trust but currently receives no compensation for providing administrative services to the Trust.

Pursuant to an investment advisory agreement between the Adviser and the Trust, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.60% of the Trust’s average daily total managed assets.

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NOTE 4—FEDERAL INCOME TAXES

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each month substantially all of its taxable income, including any net realized gain on investments. As of February 7, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

LONG-TERM CORPORATE OBLIGATIONS RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM CORPORATE OBLIGATION RATINGS

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

US MUNICIPAL RATINGS

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower that for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

US MUNICIPAL LONG-TERM DEBT RATINGS

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expires at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/VMIG.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS GROUP (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicated the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment, capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS:

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: A obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ISSUER CREDIT RATINGS DEFINITIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

MUNICIPAL RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company. Insurance Companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Standard &Poor’s Insurance Financial Strength Ratings

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms. This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met. Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances. Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer’s financial strength or security. An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

Fitch Insurer Financial Strength Ratings

The Fitch Insurer Financial Strength (“IFS”) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes. The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect such obligations are included in the IFS Rating. Expected recoveries are based on Fitch’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have been ceased or interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralizing or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations. IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations. The IFS Rating does not address the quality of an insurer’s claims handling services or the relative value of products sold. ‘AAA’ IFS Rating is exceptional strong. ‘AAA’ IFS Rating denotes the lowest exception of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations on a timely basis. This capacity is highly unlikely to be adversely affected by foreseeable events.

APPENDIX B

EATON VANCE FUNDS

Proxy voting policy and procedures

I. OVERVIEW

The Boards of Directors (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management

Boston Management and Research

Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2
(July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Directors of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•	In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Municipal Income Term Trust

Statement of Additional Information

[            ], 2013

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

Transfer Agent

American Stock Transfer & Trust Company

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

6651-3/13

CE-ETXFPSAI

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities.
Notes to Financial Statement.

(2)	EXHIBITS:

(a) Agreement and Declaration of Trust dated December 5, 2012, is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-185340 and 811-22777) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on December 7, 2012 (Accession No. 0000898432-12-001281) (“Initial Common Shares Registration Statement”).

(b) By-Laws dated December 5, 2012, incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

(c) Not applicable.

(d) Not applicable.

(e) Dividend Reinvestment Plan, filed herewith.

(f) Not applicable.

(g) (1) Investment Advisory and Administrative Agreement dated February 15, 2013, filed as Exhibit (g)(1) to Registrant’s Pre-Effective Amendment No. 2 filed February 25, 2013 (Accession No. 0001193125-13-073647) (“PEA No. 2”) and incorporated herein by reference.

(h) (1) Form of Underwriting Agreement, filed herewith.

(2) Form of Master Agreement Among Underwriters, filed herewith.

(3) Form of Master Selected Dealer Agreement, filed herewith.

(i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	(1)	Master Custodian Agreement with State Street Bank & Trust Company dated February 15, 2013, filed herewith.

	(2)	Amended and Restated Services Agreement with State Street Bank & Trust Company dated February 15, 2013, filed herewith.

(k)	(1)	Transfer Agency and Services Agreement, dated February 15, 2013, filed herewith.

	(2)	Organizational and Expense Reimbursement Agreement, dated February 15, 2013, filed as Exhibit (k)(2) to PEA No. 2 and incorporated herein by reference.

	(3)	Form of Structuring Fee Agreement with UBS Securities, LLC, filed herewith.

	(4)	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, filed herewith.

	(5)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc., filed herewith.

	(6)	Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC, filed herewith.

	(7)	Form of Structuring Fee Agreement with RBC Capital Markets, LLC, filed herewith.

	(8)	Form of Structuring Fee Agreement with Pershing LLC, filed herewith.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant’s Common Shares, filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management, filed as Exhibit (p) to PEA No. 2 and incorporated herein by reference.

(q)	Not applicable.

(r)	(1)	Code of Ethics adopted by the Eaton Vance Entities and the Eaton Vance Funds effective September 1, 2000, as revised June 1, 2012 filed as

Exhibit (p) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.

(s)	Power of Attorney dated March 1, 2013, filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$37,646.40
Financial Industry Regulatory Authority, Inc. Fees	$41,100.00
NYSE Amex Fees	$20,000.00
Costs of Printing and Engraving	$53,000.00
Accounting Fees and Expenses	$15,000.00
Legal Fees and Expenses	$275,000.00

Total	$441,746.40

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of March 22, 2013 each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION

The Registrant’s By-Laws and the Form of Underwriting Agreement to be filed by amendment are expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Municipal Income Term Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 22nd day of March 2013.

Eaton Vance Municipal Income Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Payson F. Swaffield Payson F. Swaffield	President and Chief Executive Officer	March 22, 2013

James F. Kirchner* James F. Kirchner	Treasurer (and Principal Financial and Accounting Officer)	March 22, 2013

Thomas E. Faust Jr.* Thomas E. Faust Jr.	Trustee	March 22, 2013

Scott E. Eston* Scott E. Eston	Trustee	March 22, 2013

Benjamin C. Esty* Benjamin C. Esty	Trustee	March 22, 2013

Allen R. Freedman* Allen R. Freedman	Trustee	March 22, 2013

William H. Park* William H. Park	Trustee	March 22, 2013

Ronald A. Pearlman* Ronald A. Pearlman	Trustee	March 22, 2013

Helen Frame Peters* Helen Frame Peters	Trustee	March 22, 2013

Lynn A. Stout* Lynn A. Stout	Trustee	March 22, 2013

Harriett Tee Taggart* Harriett Tee Taggart	Trustee	March 22, 2013

Ralph F. Verni* Ralph F. Verni	Trustee	March 22, 2013

*By:	/s/ Maureen A. Gemma
Maureen A. Gemma
(As Attorney-in-Fact)

EXHIBIT INDEX

(e)	Dividend Reinvestment Plan.

(h)	(1)	Form of Underwriting Agreement.

	(2)	Form of Master Agreement Among Underwriters.

	(3)	Form of Master Selected Dealer Agreement.

(j)	(1)	Master Custodian Agreement with State Street Bank & Trust Company dated February 15, 2013.

	(2)	Amended and Restated Services Agreement with State Street Bank & Trust Company dated February 15, 2013.

(k)	(1)	Transfer Agency and Services Agreement dated February 15, 2013.

	(3)	Form of Structuring Fee Agreement with UBS Securities, LLC.

	(4)	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

	(5)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc.

	(6)	Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC.

	(7)	Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

	(8)	Form of Structuring Fee Agreement with Pershing LLC.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant’s Common Shares.

(n)	Consent of Independent Registered Public Accounting Firm.

(s)	Power of Attorney dated March 1, 2013.